                                                                   EXHIBIT 10(d)

                       REDUCING REVOLVING LINE OF CREDIT
                                 LOAN AGREEMENT

         THIS REDUCING REVOLVING LINE OF CREDIT LOAN AGREEMENT (the "Agreement") is made effective as of the 31st day of May, 2002 by and between THE SANDS REGENT, a Nevada corporation, ZANTE, INC., a Nevada corporation, and LAST CHANCE, INC., a Nevada corporation (collectively, the "Borrower"), and NEVADA STATE BANK ("Lender").

                              W I T N E S S E T H:

         WHEREAS, the entities comprising Borrower are corporations organized and existing under the laws of the State of Nevada and are affiliated in that Zante, Inc., a Nevada corporation("Zante, Inc."), and Last Chance, Inc., a Nevada corporation ("Last Chance"), are wholly-owned subsidiaries of The Sands Regent, a Nevada corporation ("The Sands Regent");

         WHEREAS, Zante, Inc. is the owner of certain real property and improvements commonly known as the Sands Regency Casino & Hotel located in Reno, Washoe County, Nevada, and described in Exhibit "A-1" attached hereto (the "Sands Regency Property");

         WHEREAS, Last Chance desires to purchase the business operations of the Gold Ranch Casino and RV Resort which purchase shall include all furniture, fixtures and equipment, and a twenty (20) year leasehold interest in and to certain real property commonly known as the Gold Ranch Casino and RV Resort located in Verdi, Washoe County, Nevada, and described in Exhibit "A-2" attached hereto (the "Gold Ranch Property"). (The Sands Regency Property and the Gold Ranch Property are at times referred to herein collectively as the "Property"); and

         WHEREAS, Lender has agreed to lend to Borrower certain funds on a reducing revolving line of credit basis in an amount not to exceed at any time the principal amount of SEVENTEEN MILLION AND NO/100THS DOLLARS ($17,000,000.00) (the "Loan") for the purpose of paying certain existing indebtedness of Zante, Inc., to assist Last Chance in purchasing the business operation of the Gold Ranch Casino and RV Resort, and to provide the Borrower with working capital.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties and subject to the following terms and conditions, Borrower agrees to borrow from Lender, and Lender agrees to loan to Borrower the Loan for the purposes provided herein. The Loan shall be evidenced by a Reducing Revolving Line of Credit Promissory Note Secured By Deed of Trust (the "Note") bearing even date herewith, and repayment thereof shall be secured by one or more Deed of Trust and Security Agreement and Fixture Filing With Assignment of Rents (collectively, the "Deed of Trust"). This Agreement, the Note, the Deed of Trust, any assignment of rents or leases, or both, and any and all other documents now or hereafter executed by Borrower or any other person or party in connection with or to evidence or secure payment of the Loan are sometimes hereafter collectively referred to as the "Loan Documents".

                                       1

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)362-5118

         A.       DISBURSEMENTS.

                  A.1 General. At any time before the Maturity Date (as defined in the Note), Lender shall disburse the Loan from time to time up to the Maximum Availability (as defined below) at Borrower's request for the purposes provided herein once Borrower has: (a) satisfied all conditions set forth herein; and (b) deposited with Lender the following sums: (i) Lender's loan fee in the sum of $170,000.00; (ii) all closing costs and fees; and (iii) Lender's reasonable attorney's fees and costs incurred in connection with the documenting and closing the Loan. Borrower has heretofore deposited with Lender the amount of $15,000.00 which shall be applied by Lender to the payment of the foregoing costs and fees with any balance being returned to Borrower.

                  A.2 Conditions Precedent to Each Disbursement. Lender's obligation to make any disbursement of the Loan shall be further subject to the following:

                      (a) Borrower shall submit to Lender a fully executed Disbursement Request in form and content acceptable to Lender;

                      (b) No Event of Default (as hereinafter defined), or any event which with notice or the passage of time would constitute an Event of Default, shall then exist hereunder;

                      (c) Borrower shall provide Lender with such information as Lender shall require regarding the proposed use of the requested Loan funds; and

                      (d) Lender shall have no obligation to approve any Disbursement Request to the extent that the requested disbursement, if funded, would result in the outstanding principal balance due under the Note exceeding the Maximum Availability.

                  A.3 Maximum Availability. The outstanding principal balance of the Loan at any time (the "Maximum Availability") shall not exceed $17,000,000.00, reduced by the amount of $850,000.00 on the fifth day of June and December of each year commencing on the fifth day of December, 2002, as set forth in Exhibit "B" attached hereto and by this reference made a part hereof.

         B.       REPRESENTATIONS, COVENANTS AND WARRANTIES.

                  Borrower hereby unconditionally represents, covenants and warrants as follows:

                  B.l Power. If Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, that it is a corporation duly incorporated, or a partnership, limited liability company, or trust duly organized, and in any event validly existing under the laws of the state of its incorporation or organization and duly qualified to do business in the State of Nevada, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) enter into this Agreement and grant the Deed of Trust; and (iii) enter into any other Loan Documents executed and delivered to Lender concurrently herewith.

                                       2

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)362-5118

                  B.2 Authority. That this Agreement, the Note, the Deed of Trust and all other Loan Documents executed and delivered to Lender concurrently herewith were executed in accordance with the requirements of law, and, if Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, in accordance with any requirements of its articles of incorporation, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, and any amendments thereto, and that the execution of the same, and the full and complete performance of the provisions thereof, is authorized by its bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, or a resolution of its board of directors, partners, members and/or managers or trustees, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Lender concurrently herewith) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower is bound or, if applicable, under Borrower's corporate charter, bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust.

                  B.3 Financial Statements. Any and all balance sheets, statements of income or loss, reconciliation of surplus and financial data of any other kind heretofore furnished Lender by or on behalf of Borrower are true and correct in all material respects, and fully and accurately present the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent financial data submitted to Lender. During the Loan term, Borrower shall provide Lender with: (i) copies of annual CPA audited financial statements on a consolidated basis for each entity comprising Borrower within 120 days following the end of each fiscal year; (ii) copies of quarterly internally prepared financial statements for each entity comprising Borrower and the Form 10Q consolidated within 45 days following the end of each fiscal quarter; (iii) quarterly compliance certificates executed by The Sands Regent's chief financial officer certifying as to Borrower's compliance with the financial covenants set forth in Section B.4 below within 45 days following the end of each fiscal quarter for the first, second and third fiscal quarters of each year and 120 days following the end of the fourth fiscal quarter of each year; (iv) copies of monthly NGC Report No. 1 provided by Borrower to the Nevada Gaming Control Board within 30 days following the end of each month; and (v) such other financial information in connection with the Borrower or the Property as Lender may reasonably request.

                  B.4  Financial Covenants.  During the term of the Loan:

                       (a) Borrower shall maintain on a consolidated basis a Debt Service Coverage Ratio (defined as [earnings before interest expense, income taxes, depreciation and amortization expense, excluding any gains or losses resulting from disposition of equipment ("EBITDA")] / [current portion of long term, in arrears, debt plus interest expense]) not less than 1.70 to 1.00 during fiscal year 2002, not less than 1.80 to 1.00 during fiscal year 2003, and not less than 2.00 to 1.00 during fiscal year 2004 and thereafter, to be measured quarterly on a rolling four (4)-quarter basis and annually at fiscal year end;

                                       3

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)362-5118

                     (b) Borrower shall maintain on a consolidated basis a Funded Debt to EBITDA ratio (defined as [all interest bearing debt, including capital leases] / [EBITDA]) not greater than 4.50 to 1.00 as of the fiscal year ending on June 30, 2002, not greater than 3.50 to 1.00 as of the quarters ending on September 30, 2002, December 31, 2002, and March 31, 2003, and the fiscal year ending on June 30, 2003, and not greater than 2.50 to 1.00 thereafter, to be measured quarterly on a rolling four (4)-quarter basis and annually at fiscal year end;

                     (c) Borrower shall maintain on a consolidated basis an Effective Tangible Net Worth (defined as net worth, plus subordinated debt, less intangibles and amounts due from shareholders) not less than $24,000,000 as of fiscal year end 2002, not less than $25,000,000 as of fiscal year end 2003, and not less than $26,000,000 as of fiscal year end 2004 and thereafter;

                     (d) Borrower shall not incur any additional indebtedness in excess of $500,000, exclusive of slot machine financing, without Lender's prior written approval;

                     (e) Borrower shall establish and maintain the operating accounts for each entity comprising Borrower with a branch of Lender; and

                     (f) Any indebtedness owed by Borrower, or any entity comprising Borrower, to the seller of the Gold Ranch Casino and RV Resort shall be subordinated to the obligation of Borrower to Lender under the Loan in a manner acceptable to Lender and any payment acceleration thereunder in excess of 20% in any year shall require Lender's prior written consent.

                 B.5 Litigation. There are no actions, suits or proceedings of a material nature (collectively "Proceedings") pending, or to the knowledge of Borrower threatened, against or affecting Borrower, the Property, or involving the validity or enforceability of the Deed of Trust or the priority of the lien and security interest thereof, and no event ("Adverse Event") has occurred (including specifically Borrower's execution of this Agreement, the Note, the Deed of Trust or any of the other Loan Documents) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement (as hereafter defined), or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Property other than the liens and security interests created by, or referred to in, the Deed of Trust. Borrower shall give Lender written notice of any pending or threatened Proceeding or any Adverse Event promptly after Borrower obtains knowledge thereof.

                 B.6 Permits. Before requesting, or being entitled to, any disbursement of the Loan, Borrower shall have complied with all Legal Requirements (as defined below). Before requesting, or being entitled to, any disbursement of the Loan, Borrower shall have complied with all requirements of the governmental entities with jurisdiction over Borrower, Borrower's business activities, and the Property.

                 B.7 Access Laws.

                                       4

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)362-5118

                     (a) Borrower agrees that Borrower and the Property shall at all times strictly comply with the requirements of the Americans with Disabilities Act of 1990; any other federal, state, or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted (collectively, the "Access Laws"). At any time, Lender may require a certificate of compliance with the Access Laws and indemnification agreement in a form reasonably acceptable to Lender. Lender may also require a certificate of compliance from an architect, engineer, or other third party acceptable to Lender.

                     (b) Notwithstanding any provisions set forth herein or in any security instrument, Borrower shall not alter or permit any tenant or other person to alter the Property in any manner which would increase Borrower's responsibilities for compliance with the Access laws without the prior written approval of Lender which consent shall not be unreasonably withheld or delayed. In connection with such approval, Lender may require a certificate of compliance with the Access Laws from an architect, engineer, or other party acceptable to Lender.

                     (c) Borrower agrees to give prompt written notice to Lender of the receipt by Borrower of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with the Access Laws.

                     (d) Borrower shall indemnify and hold harmless Lender from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines, and other proceedings including, without limitation, reasonable attorney fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the Property to comply with the Access Laws. The obligations and liabilities of Borrower under this subsection shall survive any termination, satisfaction, assignment, judicial or non-judicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure with respect to this agreement, any security instrument, and the Property.

               The foregoing representations, covenants, and warranties shall survive until all sums payable pursuant to the Note or this Agreement, or which are secured by the Deed of Trust or any of the other Loan Documents, have been paid in full.

         C.    DEFAULT.

               C.l   Events of Default. Any of the following shall constitute a default hereunder (an "Event of Default"):


                     (a) The failure of Borrower to make any payment required hereunder, under the Note, or under any other Loan Document within fifteen (15) days after the due date thereof;

                                       5

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702)362-5118

               (b) The neglect, failure, or refusal of Borrower to keep in full force and effect any permit, license, consent or approval required hereunder, under the Loan Documents or otherwise required in connection with Borrower or Borrower's business activities;

               (c) The false or misleading nature of any representation or warranty of Borrower contained herein or in any representation to Lender concerning the financial condition of Borrower, or the reasonable determination by Lender of a material threat to its security by reason of a material adverse change in the financial condition of Borrower (unless Borrower provides Lender with evidence acceptable to Lender that no such change in financial condition has occurred, or that any such change does not present a material threat to Lender's security, within thirty (30) days following written notice from Lender to Borrower relating thereto);

               (d) The failure of Borrower to fully perform any and all covenants and agreements hereunder; provided, however, that such failure shall not constitute an Event of Default if such failure is not specifically covered elsewhere herein or in the Note, the Deed of Trust or any of the other Loan Documents, such failure does not relate, in the judgment of Lender, to a matter which is of an emergency nature, and Borrower performs such covenant or agreement within thirty (30) days after performance thereof is due. If such failure is specifically covered elsewhere herein or in the Note, the Deed of Trust or any of the other Loan Documents, the foregoing 30-day grace period shall not be applicable in such a situation and the grace period, notice requirement and/or cure period, if any, set forth in such other reference shall control;

               (e) The failure of Borrower to perform (other than to make a payment due thereunder) as required under any other Loan Document within thirty
(30) days following written notice from Lender that such performance is due;

               (f) The admission by any entity comprising Borrower in writing of its inability to pay its debts generally as they become due, or the filing by any entity comprising Borrower of a petition or action for relief under an bankruptcy, reorganization or insolvency law, or any other law or laws for the relief of, or relating to, debtors;

               (g) The filing of any involuntary petition under any bankruptcy or insolvency law against any entity comprising Borrower, or the appointment of a custodian, receiver or trustee to take possession of the Property or other assets of any entity comprising Borrower, unless such petition or appointment is or has been set aside or withdrawn within sixty (60) days from the date of such filing or appointment;

               (h) The filing by or against any entity comprising Borrower of a petition seeking the liquidation or dissolution of such entity or the commencement of any other procedure

                                        6

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118
to liquidate or dissolve any such entity, or the occurrence of any event, condition or circumstance which causes the liquidation of such entity; or

               (i) The occurrence of a breach or default (a) by Last Chance under the Gold Ranch Casino Lease dated December 27, 2001, executed in connection with a portion of the Gold Ranch Property, or (b) California Prospectors, Ltd., a Nevada Limited Liability Company, under the California Lottery Station Lease dated May 31, 2002, executed in connection with a portion of the Gold Ranch Property, in each case subject to any applicable notice requirement and opportunity to cure contained therein.

               For the purpose of paragraph C.1, whenever Borrower is provided with a period of time within which to cure any default, and such default is not reasonably susceptible to cure within such period of time, it shall be deemed cured if Borrower commences curative action within such time period and diligently pursues such action thereafter.

        C.2 Acceleration. Upon Borrower failing to timely cure an Event of Default hereunder, the entire unpaid balance of the Note including all accrued interest shall, at the option of Lender, become immediately due and payable and Lender shall have such rights of enforcement as may be afforded by law, hereunder, or under the Note, the Deed of Trust or any of the other Loan Documents.

    D.  REMEDIES.

        D.l    General. Upon the occurrence of an Event of Default hereunder,
Lender shall have all rights and remedies available to Lender under the law, hereunder or under the Note (including but not limited to the right to accelerate the Note), the Deed of Trust or any of the other Loan Documents, including, without limitation, the right to disapprove any Disbursement Request submitted by Borrower and to cease making disbursements under the Loan.

        D.2 Right to Advance or Post Funds. Where disputes arise which, in the good faith opinion of Lender, may endanger the performance of any material covenant contained herein, Lender may, following ten (10) days written notice to Borrower, enter into such agreements or advance funds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said funds from the party to whom paid. Such agreement or agreements may take the form which Lender, in its discretion, deems proper, including but not limited to agreements to indemnify a title insurer against possible assertion of lien claims or to pay disputed amounts to contractors if Borrower is unable or unwilling to pay the same. All sums paid or agreed to be paid pursuant to any such undertaking shall be for the account of Borrower, Borrower shall reimburse Lender for any such payments made upon demand therefor, with interest at the rate then applicable under the Note until date of reimbursement, and such advances and interest shall be secured by the Deed of Trust.

                                        7

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118

          D.3 Curing of Defaults by Disbursement. Upon the occurrence of an Event of Default which may be cured by the payment of money, Lender, without waiving any right of acceleration or foreclosure under the Note or the Deed of Trust which Lender may have by reason of such default, or any other right Lender may have against Borrower because of such Event of Default, shall have the right to make such payment from the Loan, thereby curing the Event of Default.

          D.4 Remedies are Cumulative. All remedies of Lender provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Note, the Deed of Trust or any of the other Loan Documents or by law. The exercise of any rights of Lender hereunder shall not in any way constitute a cure or waiver of an Event of Default, or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Lender realizes all amounts owed to it hereunder and under the Note, the Deed of Trust and the other Loan Documents.

          D.5 Right of Contest. Borrower shall have the right to contest in good faith any claim, demand, levy, or assessment by a third party, the assertion of which would constitute an Event of Default hereunder. Any such contest shall be prosecuted diligently and in a manner not prejudicial to Lender or the rights of Lender hereunder. In the event that Lender reasonably determines that such claim, demand, levy or assessment could adversely affect Lender's interest in the Property, upon demand by Lender, Borrower shall deposit funds with Lender or obtain and record a bond satisfactory to Lender in an amount sufficient to cover any amounts which may be owing in the event the contest may be unsuccessful. Borrower shall make such deposit or obtain and record such bond, as the case may be, within ten (10) business days after demand therefor and, if made by payment of funds to Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest to Borrower or the adverse claimant.

     E.   MISCELLANEOUS.

          E.l No Waiver. No waiver of any Event of Default hereunder shall be implied from any omission by Lender to take action on account of such Event of Default, and no express waiver shall affect any Event of Default other than the Event of Default specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term, or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

          E.2 No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and benefit of Lender and Borrower. All conditions of the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and may be freely modified by Lender with the concurrence of Borrower or waived by Lender in whole or in part at any time if in its sole discretion it deems it advisable to do so. No person other than Borrower

                                        8

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118
shall have standing to require Lender to make any disbursements under the Loan or be a beneficiary of this Agreement or of any of the disbursements to be made hereunder.

          E.3 Plural Borrowers Jointly and Severally Liable. All persons, firms and/or entities, including general partners, constituting "Borrower" herein shall be jointly and severally liable to Lender for the faithful performance of the terms hereof.

          E.4 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering the same in person to the intended addressee, or by telefax. Notice so mailed shall be effective two (2) business days following its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth on the signature page hereof; provided, however, that either party shall have the right to change its address for notice hereunder to any other location by the giving of notice to the other party in the manner set forth above.

          E.5 Authority to File Notices. Borrower irrevocably appoints, designates, and authorizes Lender as its agent (said agency being coupled with an interest) to file for record any notice that Lender deems necessary or desirable to protect its interest hereunder or under the Note, the Deed of Trust or any of the other Loan Documents. Lender shall only file such notices if Borrower fails, within ten (10) days after written demand by Lender, to do so.

          E.6 Expenses. Borrower shall pay promptly all reasonable costs, charges, and expenses incurred by Lender in connection with the Loan, including but not limited to commitment fees, loan fees, service charges, title charges, tax and lien service charges, costs of inspection, recording fees, processing fees, appraisal fees, attorneys' fees, real property taxes and assessments and insurance premiums, and any and all fees in consideration of Lender's commitment to provide the Loan.

          E.7 Actions. Lender shall have the right to commence, appear in or defend (except for any action commenced by Lender) any action or proceeding purporting to affect the Property, or the rights, duties, or liabilities of the parties hereunder, or the disbursement of any funds. In connection therewith, Lender may incur and pay costs and expenses, including reasonable attorneys' fees, and Borrower shall pay to Lender on demand all such costs and expenses and Lender is authorized to disburse funds from the Loan for said purpose. Borrower shall also have the right to appear in or defend any such action and Borrower and Lender shall reasonably cooperate in any action or proceeding in which their interests are the same or similar.

          E.8 Commissions and Brokerage Fee. Borrower shall indemnify Lender from any responsibility and/or liability for the payment of any commission, charge or brokerage fees to anyone which may be payable in connection with the making, purchase or refinance of the Loan, it being understood that any such commission, charge, or brokerage fees will be paid directly by Borrower to the party or parties entitled thereto.

                                        9

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118

          E.9 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of Nevada, except as preempted by federal law.

          E.10 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder in whole or in part without the prior written consent of Lender, which such consent may be granted or withheld in the sole and absolute discretion of Lender. Any such assignment without said consent shall be void. Lender shall have the right at any time and from time to time to assign to participants or others all or certain of its rights and obligations hereunder but no such assignment shall, without Borrower's written consent, relieve Lender of its obligations hereunder.

          E.11 Time. Time is of the essence of this Agreement and each and every provision hereof in which time is an element.

          E.12 Supplemental Agreement. The provisions of this Agreement are not intended to supersede the provisions of the Deed of Trust but shall be construed as supplemental thereto. This Agreement, and all representations and warranties contained herein, shall remain in effect until the Loan has been paid in full.

          E.13 Legal Requirements. "Legal Requirements" shall mean (i) any and all present and future judicial decisions, statutes, rulings, directions, rules, regulations, permits, licenses, certificates or ordinances of any governmental authority in any way applicable to Borrower, Borrower's business activities or the Property, including the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Property, (ii) Borrower's presently or subsequently effective bylaws and articles of incorporation or partnership, limited partnership, joint venture, trust or other form of business association agreement, (iii) any and all terms, provisions and conditions of any commitment between Lender and Borrower which are to be performed or observed by Borrower, and (iv) any and all leases and other contracts (written or oral) of any nature that relate, in any way, to the Property and to which Borrower may be bound, including but not limited to any lease or other contract pursuant to which Borrower is granted a possessory interest in the Property.

          E.14 Relationship of Parties. The relationship between Borrower and Lender is, and at all time shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Property or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its partners or members and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any debts, expenses or losses incurred or sustained by Borrower; (c) Lender does not intend to ever assume any

                                       10

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118
responsibility to any person for the quality, suitability, safety or condition of the Property; and (d) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its partners or members.

           E.15 Attorneys' Fees and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an Event of Default or an alleged dispute or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

           E.16 Arbitration

           (a) General. The parties hereby agree that any dispute, action, claim or controversy between Borrower and Lender, and whether sounding in contract, tort or otherwise shall be resolved by submission to arbitration in accordance with NRS Chapter 38.015 to 38.205. The disputes, actions, claims or controversies which shall be submitted to arbitration shall include all disputes, actions, claims or controversies arising out of or in connection with
(a) this Agreement or any other Loan Document; (b) the underlying facts which gave rise to this Agreement and the other Loan Documents; and (c) any transaction contemplated hereby or by the other Loan Documents.

           The parties hereby agree that an arbitrator shall be selected from a list provided by the American Arbitration Association, unless the parties otherwise specifically agree in writing. Any arbitration will be conducted according to the Commercial Arbitration Rules of The American Arbitration Association, provided that the discovery rules of the Nevada Rules of Civil Procedure beginning with NRCP 26 through NRCP 37 shall be applicable and available to the parties. In the event of an inconsistency between the Commercial Arbitration Rules of the American Arbitration Association and this Agreement, the terms of this Agreement shall control. All statutes of limitations which would otherwise be applicable shall apply to any claim made or theory of recovery advanced in any arbitration proceeding commenced under this Agreement. Judgment upon any award rendered by an Arbitrator, may be entered in any Court having jurisdiction and may be enforced as any judgment rendered by a Nevada District Court.

           (b) Provisional Remedies, Self-Help and Foreclosure. No provision of this paragraph E.16 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security in a commercially reasonable manner, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

           E.17 Expiration of Commitment. Lender's obligation to disburse the Loan is further conditioned upon the execution of this Agreement and the other Loan Documents and the recordation of the Deed of Trust on or before July 1, 2002.

                                       11

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 362-5118

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

The Sands Regent                      THE SANDS REGENT, a Nevada corporation
345 N. Arlington
Reno, Nevada  89501                   By: /s/ FERENC B. SZONY
                                          ------------------------------
                                              FERENC B. SZONY
                                              Its: President

Zante, Inc.                           ZANTE, INC., a Nevada corporation
345 N. Arlington
Reno, Nevada  89501                   By: /s/ FERENC B. SZONY
                                          ------------------------------
                                              FERENC B. SZONY
                                              Its: President

Last Chance, Inc.                     LAST CHANCE, INC., a Nevada corporation
345 N. Arlington
Reno, Nevada  89505                   By: /s/ FERENC B. SZONY
                                          ------------------------------
                                              FERENC B. SZONY
                                              Its: President

                                                            "Borrower"

Nevada State Bank                            NEVADA STATE BANK
P.O. Box 2351
Reno, Nevada  89505                   By: /s/ KEVIN SULLIVAN
                                          ------------------------------
                                              KEVIN SULLIVAN
                                              Its: Senior Vice President

                                                            "Lender"

                                  "EXHIBIT A-1"

           (Property Description for Sands Regency Reno Casino Hotel)

                                       12

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 362-5118

                                  "EXHIBIT A-2"

          (Property Description of the Gold Ranch Casino and RV Resort)

                                       13

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 362-5118

                        REDUCING REVOLVING LINE OF CREDIT

                    PROMISSORY NOTE SECURED BY DEED OF TRUST

$17,000,000.00                                                      May 31, 2002



         FOR VALUE RECEIVED, at the times hereinafter stated, the undersigned (collectively "Borrower") promise to pay to NEVADA STATE BANK, or order ("Lender"), at Nevada State Bank, P.O. Box 2351, Reno, Nevada 89505, or at such other place as the holder hereof may from time to time designate in writing, in legal tender of the United States of America, the principal sum of SEVENTEEN MILLION AND NO/100THS DOLLARS ($17,000,000.00), or so much thereof as may be advanced or readvanced (the "Loan") pursuant to the terms of that certain Reducing Revolving Line of Credit Loan Agreement of even date herewith between Lender and Borrower (the "Loan Agreement"), with interest from the date or dates of disbursement on the unpaid principal balance from time to time outstanding, at the fixed rate of seven and seventeen one-hundredths percent (7.17%) per annum (the "Interest Rate") until June 1, 2007 (the "Interest Rate Adjustment Date"). On the Interest Rate Adjustment Date the Interest Rate shall be adjusted to a new fixed rate (the "Adjusted Interest Rate") equal to LIBOR (as defined below) plus two and four-tenths percent (2.40%) per annum, but in no event less than six percent (6.00%) per annum. Interest shall be computed on the basis of a 360/365 simple interest basis; that is by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. LIBOR is defined as the fixed rate for the U.S. Dollar Swap Market using the asked side of the market at 8:00 a.m. Mountain Time as published by Bloomberg, or comparable service, for a five (5) year term (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this Loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request.

         Principal and interest shall be due and payable as follows:

                 (i) interest only on the fifth day of each and every month commencing on the fifth day of July, 2002.

                 (ii) principal in the amount, if any, which is necessary to reduce the outstanding principal balance due under this Note to the Maximum Availability (as defined in the Loan Agreement) on the fifth day of June and December of each year, commencing on the fifth day of December, 2002; and

                 (iii) any balance of principal and accrued and unpaid interest shall be due and payable in full on the fifth day of June, 2012 (the "Maturity Date").

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

     At no time shall the Interest Rate or the Adjusted Interest Rate exceed the legal rate of interest permitted to be charged by the Lender. In the event any law precludes Lender from charging the Interest Rate or the Adjusted Interest Rate otherwise permitted hereunder, the rate of interest hereunder for the period during which such rate is unlawful shall be the highest rate permitted by law. The rate of interest hereunder shall immediately increase to the rate permitted hereunder as soon as permitted by law. Any interest which would otherwise have become due to Lender but for the application of any law, shall, to the extent legally permitted, be repaid to Lender in equal monthly installments above the interest otherwise due at such time, so that the interest otherwise due to Lender hereunder, but not permitted by law, shall be fully repaid to Lender by the Maturity Date. Such payments shall be made at the time and in the manner set forth herein for the payment of interest.

     Borrower shall be responsible to pay all costs and charges set forth in the Loan Agreement.

     This Note is issued pursuant to the Loan Agreement and is secured by, among other instruments, one or more Deed of Trust and Security Agreement and Fixture Filing with Assignment of Rent (collectively, the "Deed of Trust") of even date herewith , encumbering certain real and personal property located in Washoe County, Nevada, and Sierra County, California, and improvements thereon, as more particularly described in the Deed of Trust (collectively, the "Property").

     Borrower shall have the right to borrow, repay and to reborrow the Loan subject to the Maximum Availability. Borrower shall have the right to prepay the entire outstanding principal balance hereunder at any time and obtain a reconveyance of the Deed of Trust provided that such prepayment shall be accompanied by a prepayment fee (the "Prepayment Fee") equal to one percent (1%) of such outstanding principal balance. Notwithstanding the foregoing, Lender agrees to waive the Prepayment Fee in the event that Lender provides financing to fully prepay the Loan or Borrower prepays the Loan without refinancing with a third party.

     All payments on this Note shall be applied first to accrued interest and the balance to principal and if interest is unpaid, it shall bear interest like principal at the Interest Rate. Borrower acknowledges that the foregoing, and other provisions of this Note, shall result in compounding of interest and Borrower agrees thereto pursuant to the provisions of Nevada Revised Statutes 99.050.

     Borrower agrees with Lender that it would be extremely difficult or impracticable to fix the actual damages of Lender in the event that any installment of interest or principal hereunder shall not be paid when due and that Lender will incur extra administrative expenses and loss of use of funds; therefore, Borrower agrees to pay Lender, in the event a payment is not made within ten days of the date it was due, an amount equal to 5% of such late installment. Acceptance of such amount by Lender shall be in lieu of its actual damages for any such delinquent payment of an installment. Nothing in this Note shall be construed as an express or implied agreement by Lender to forbear in the collection of any delinquent payment, or be construed as in any way giving the Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
damages or otherwise. The right of the holder hereof to receive payment of such damages, and receipt thereof, are without prejudice to the right of such holder to collect such delinquent payments and any other amounts provided to be paid hereunder or under any security for this Note or to declare a default hereunder or under any security for this Note.

         Failure to make any payment of principal and/or interest within fifteen
(15) days after the due date thereof or to otherwise perform hereunder or under any other promissory note executed, or to be executed, by Borrower in favor of Lender, or an Event of Default by Borrower under the terms of the Loan Agreement, the Deed of Trust, any other agreement or instrument securing the indebtedness evidenced hereby, or any other obligations of Borrower to the holder hereof, shall constitute a default hereunder and shall, without notice, at the option of the holder hereof, cause all of the unpaid principal of this Note, with interest accrued thereon and any other sums due under the Loan Agreement, Deed of Trust or other instruments, to become immediately due and payable. Upon default hereunder, at the option of the holder hereof, all amounts then unpaid under this Note, the Loan Agreement, the Deed of Trust or any other instrument securing the Note or the Loan Agreement shall bear interest from the date of default until such default is cured at a default rate equal to five percent (5%) above the applicable Interest Rate (the "Default Rate") and shall be immediately due and payable. Delay or failure to exercise said options shall not constitute a waiver of the right to exercise same at any time thereafter or in the event of any subsequent default.

         The acceptance of any payment hereunder which is less than payment of all amounts then due and payable shall not constitute a waiver of any of the rights or options of the holder hereof or to the exercise of those rights and options at the time of such acceptance or at any subsequent time. Principal, interest and any fees hereunder shall be payable in lawful money of the United States of America in immediately available funds free and clear of, and without deduction for, any and all present and future taxes, withholdings, and costs or reserves.

         In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, whether or not any suit, proceeding or any judicial or non-judicial foreclosure proceeding be commenced, Borrower promises to pay all such expenses and reasonable attorneys' fees, including, without limitation, any attorneys' fees incurred in any bankruptcy proceeding, in the event that Lender is the prevailing party with respect thereto.

         This Note shall be construed and enforced in accordance with the laws of the State of Nevada, except as may be pre-empted by federal law. Borrower agrees that Lender shall have the rights and remedies available to a creditor under the laws of the State of Nevada. Borrower consents to the personal jurisdiction of the appropriate state or federal court located in Washoe County, Nevada.

         No waiver by Lender of any right or remedy shall be effective unless in writing and signed by Lender, and no such waiver, on one occasion, shall be construed as a waiver on any other occasion.

                       Hale Lane Peek Dennison and Howard
                        Attorneys and counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

         In the event that this Note is executed by two or more persons or entities as Borrower, the liability of such persons or entities for the amounts due hereunder shall be joint and several.

         Each maker, endorser and guarantor jointly and severally and to the extent permitted by law waives notice of intent to accelerate, demand, presentment for payment, protest and notice of protest and non-payment of this Note; waives any and all lack of diligence or delays in the collection or enforcement hereof; and expressly agrees to remain and continue bound for the payment of the principal, interest and other sums provided for by the terms of this Note, the Loan Agreement or said Deed of Trust, notwithstanding any extension of time for the payment of said principal or interest or other sum, or any change in the amount agreed to be paid under this Note, the Loan Agreement or in said Deed of Trust, or any change by way of release or surrender, exchange or substitution for any real estate security or other collateral security now held or which may hereafter be held as security for this Note, and waives all and every kind of notice of such extension, or change, and agrees that the same may be made without notice to or joinder of Borrower.

         In the event that the interest of Borrower in the Property encumbered by the Deed of Trust, or any part thereof, or any interest therein is sold, conveyed, alienated, further encumbered or otherwise transferred by Borrower, voluntarily or involuntarily, whether by operation of law or otherwise, the obligations hereunder, irrespective of the maturity dates expressed herein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable. In the event that the holder hereof does not elect to declare this Note immediately due and payable, then, unless indicated otherwise in writing by the holder hereof, Borrower shall remain primarily liable for the obligations hereunder, under the Deed of Trust and under any other instrument securing this Note or executed in connection herewith. This provision shall apply to each and every sale, conveyance, alienation, encumbrance or transfer, regardless of whether or not the holder has consented to, or waived, holder's rights hereunder, whether by action or nonaction, in connection with any previous sale, conveyance, alienation, encumbrance or transfer and whether or not the holder has received any payments after such event. Notwithstanding the foregoing, Lender understands that Borrower intends to further encumber a portion of the Property with a deed of trust in favor of Prospector Gaming Enterprises, Inc., a Nevada corporation, to secure an obligation in a principal amount not to exceed $6,000,000. Lender consents to such further encumbrance so long as the lien thereof shall at all times be subject and subordinate to the lien of the Deed of Trust.

                  [Remainder of Page Intentionally Left Blank]


                                         THE SANDS REGENT, a Nevada corporation,


                                         By: /s/ FERENC B. SZONY
                                             ------------------------------
                                                 FERENC B. SZONY

                       Hale Lane Peek Dennison and Howard
                        Attorneys and counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

                                                Its: President

                                        ZANTE, INC., a Nevada corporation,

                                        By: /s/ FERENC B. SZONY
                                            ------------------------------
                                                FERENC B. SZONY
                                                Its: President


                                        LAST CHANCE, INC., a Nevada corporation,


                                        By: /s/ FERENC B. SZONY
                                            ------------------------------
                                                FERENC B. SZONY
                                                Its: President

                                                              "Borrower"
                                       5

                       Hale Lane Peek Dennison and Howard
                        Attorneys and counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

APN No.  011-021-01, 011-360-09,
         011-360-17, 007-274-15,
         007-282-01, 007-282-28,
         007-282-33, 007-282-46,
         007-282-47, 007-282-49,
         007-282-51, 007-282-52,
         11-360-21

WHEN RECORDED MAIL TO:
Nevada State Bank
P.O. Box 2351
Reno, Nevada  89505


                    DEED OF TRUST AND SECURITY AGREEMENT AND
                     FIXTURE FILING WITH ASSIGNMENT OF RENTS

         THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 31st day of May, 2002, by ZANTE, INC., a Nevada corporation (the "Trustor"), to WESTERN TITLE COMPANY, INC. ("Trustee"), for the benefit of NEVADA STATE BANK ("Beneficiary").

                                    RECITALS:


         A. Pursuant to that certain Reducing Revolving Line of Credit Loan Agreement of even date herewith and any amendment, modification or change thereto (the "Loan Agreement") between Trustor, The Sands Regent, a Nevada corporation, and Last Chance, Inc., a Nevada corporation, as the borrower (collectively, the "Borrower"), and Beneficiary as lender, Beneficiary has agreed to make a loan to Borrower on the terms and conditions set forth therein. Unless the context otherwise requires, all capitalized words or terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         B. Pursuant to the Loan Agreement, the Borrower's obligations evidenced by the Loan Agreement are required to be secured by, among other things, this Deed of Trust.

         C. The parties acknowledge that certain provisions of this Deed of Trust may be subject to the laws, rules and regulations (the "Applicable Gaming Laws") of the gaming authorities (the "Gaming Authorities") of the State of Nevada and of other governmental jurisdictions, including, but not limited to, the Nevada State Gaming Control Board, the Nevada Gaming Commission and the City of Reno Gaming and Liquor Board.

                                       1

                       Hale Lane Peek Dennison and Howard
                        Attorneys and counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

I.       GRANTS AND OBLIGATIONS SECURED.

         A.       Grants.

                  1.01. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Beneficiary, with power of sale and right of entry and possession, all right, title and interest of Trustor in and to that certain real property situated in the County of Washoe, State of Nevada, described in Exhibit "A" attached hereto and made a part hereof (the "Land"), together with all right, title and interest of Trustor therein and in and to:

                        (a) All buildings and other improvements now or hereafter located on the Land, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment (including Gaming Equipment (as hereinafter defined)), appliances, furnishings, inventory, fixtures, and other property used or useable in connection with the Land and the improvements thereon, including, but not limited to, all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any building now or hereafter on the Land (the "Improvements").

                        (b) All the rights, rights of way, easements, licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land and/or the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same.

                        (c) All rentals, earnings, income, accounts, accounts receivable, deposits, security deposits, receipts, royalties, revenues, issues and profits which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from the Land and/or the Improvements and any part thereof, subject, however, to the right, power and authority conferred upon Trustor collect and apply such proceeds set forth herein.

                        (d) All deposits made with or other security given to utility companies by Trustor with respect to the Land and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to insurance. Any of the foregoing arising or acquired by Trustor after the date hereof, the Land, the Improvements, and the other property described in subparagraphs (a), (b), (c), and (d) of this Section 1.01 are collectively defined hereinafter as the "Property".

                                       2

                       Hale Lane Peek Dennison and Howard
                        Attorneys and counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

                  1.02. Trustor hereby grants a security interest to Beneficiary in all of the following described property and any and all proceeds thereof (sometimes all of such being collectively referred to herein as the "Collateral"):

                       (a) all existing and future goods and tangible personal property located on the Property or wherever located now owned or hereafter acquired by Trustor and used in connection with the use, operation or occupancy of the Property or in construction of the Improvements, including, but not limited to, all appliances, furniture and furnishings, fittings, materials, supplies, equipment and fixtures, and all building material, supplies, and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein; and all renewals or replacements thereof or articles in substitution thereof;

                       (b) all general intangibles relating to design, development, operation, management and use of the Property (except, with respect to Casino Licenses, as prohibited by Applicable Gaming Laws), including, but not limited to, (i) all names under which or by which the Property or the Improvements may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all goodwill in any way relating to the Property, (ii) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the construction of the Improvements, (iii) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the construction of the Improvements, or the use, occupancy or operation of the Property, excluding, however, any Casino Licenses,
(iv) all materials prepared for filing or filed with any governmental agency, and (v) all of Trustor's rights under any contract in connection with the development, design, use, operation, management and construction of the Property;

                       (c) all service, engineering, consulting, leasing, architectural and other similar contracts of any nature (including, without limitation, those of any general contractors and subcontractors), as such may be modified, amended or supplemented from time to time, concerning the design, construction, management, operation, occupancy, use, and/or disposition of any portion of or all of the Property;

                       (d) all architectural drawings, plans, specification, soil tests, feasibility studies, appraisals, engineering reports and similar materials relating to any portion of or all of the Property;

                       (e) all payment and performance bonds or guarantees and any and all modifications and extensions thereof relating to the Property;

                       (f) all reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the construction, design, development, operation, occupancy, use and disposition of any portion of or all of the Property;

                                       3

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

                       (g) to the extent permitted to be assigned by Trustor, all proceeds of any commitment by any lender to extend permanent or additional construction financing to Trustor relating to the Property;

                       (h) all proceeds and claims arising on account of any damage to or taking of the Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Property;

                       (i) all policies of, and proceeds resulting from, insurance relating to the Property or any of the above collateral, and any and all riders, amendments, extensions, renewals, supplements or extensions thereof, and all proceeds thereof;

                       (j) all of the Trustor's right, title and interest in, to and under the following:

                           (i)  that certain Roma Corporation Franchise
Agreement dated October 23, 1986, entered into by and between Roma Corporation, a Nevada corporation, and Zante, Inc., a Nevada corporation; and

                           (ii) that certain Master License Agreement dated
April 18, 2000, entered into by and between Pizza Hut, Inc., and Zante, Inc., a Nevada corporation; and

                       (k) all proceeds, whether cash, promissory notes, contract rights, or otherwise, of the sale or other disposition of all or any part of the estate of Trustor in and to the Property now or hereafter existing thereon.

                  The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Property. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the Nevada Uniform Commercial Code. This filing is to be recorded in the real estate records of the county in which the Property is located. In that regard, the following information is provided:

         Name of Debtor:                    ZANTE, INC.

         Address of Debtor:                 See Paragraph 5.12

         Name of Secured Party:             NEVADA STATE BANK

         Address of Secured Party:          See Paragraph 5.12

                  Trustor warrants and agrees that there is no financing statement covering the foregoing Collateral, the Property, or any part thereof, on file in any public office, except for those

                                       4

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
in favor of Beneficiary.

                  1.03. Trustor hereby assigns and transfers to Beneficiary, as additional security, all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property, with the right in Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall not be required to do so.

         B.       Definitions of Certain Terms.

                  1.04. As used herein, the following words or terms shall have the following meanings:

                           "Applicable Gaming Laws" has the meaning set forth in
Recital C above.

                           "Casino" means a gaming establishment owned, directly
or indirectly, by Trustor and any hotel, building, restaurant, theater, amusement park, other entertainment facility, parking facilities, retail shops, land, equipment and other property asset directly ancillary thereto and used or to be used in connection therewith.

                           "Casino License" means any material license,
franchise or other approval or authorization required to own, lease or operate a Casino, or otherwise conduct gaming in any jurisdiction in which Trustor conducts, or proposes in good faith to conduct, gaming business, including any applicable liquor license.

                           "Gaming Authorities" has the meaning set forth in
Recital C above.

                           "Gaming Equipment" means all equipment and supplies
used in the operation of a Casino, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other gaming devices (as defined in NRS 463.0155), cashless wagering systems (as defined in NRS 463.014) and associated equipment (as defined in NRS 463.0136)

         C.       Obligations Secured.

                  1.05. This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may determine:

                           (a)      Payment of the indebtedness  evidenced by a
Reducing Revolving Promissory Note Secured By Deed of Trust of even date herewith and any renewals, extensions, modifications or amendments thereof, in the principal amount of SEVENTEEN MILLION AND

                                       5

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

NO 100/THS DOLLARS ($17,000,000.00) (the "Note"), executed by the Borrower, and payable to Beneficiary, together with interest thereon and late charges as provided therein, which is made a part hereof by reference. The Note contains a provision for changes in the rate of interest charged thereunder as therein provided.

                           (b) Payment of such further sums as Borrower,
hereafter may borrow from Beneficiary when evidenced by another note or notes, reciting it is so secured, payable to Beneficiary or order and made by Borrower, and all renewals, extensions, modifications or amendments of such note or notes.

                           (c) Payment of all other moneys herein agreed or
provided to be paid by Borrower or Trustor and performance of all other obligations of Borrower or Trustor contained herein and in the Loan Agreement.

                           (d) Performance of each agreement of Trustor
contained in any other agreement given by Trustor to Beneficiary which is for the purpose of further securing any indebtedness or obligation secured hereby.

II.      COVENANTS OF TRUSTOR.

         A.       Condition and Operation of Property.

                  2.01. Trustor agrees (i) to keep the Property in good condition and repair, (ii) not to commit or permit any waste or deterioration of the Property, (iii) not to commit or permit any removal, demolition or substantial alteration of the Property except for such alterations as may be required by law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property, except for alterations to the Property in an amount not greater than $500,000.00, (iv) to complete in good and workmanlike manner any construction or restoration which may be performed on the Property and those alterations contemplated in the Loan Agreement, (v) to promptly restore any portion of the Property which may be damaged or destroyed and (vi) subject to the Loan Agreement, not to permit any mechanics' or materialmen's liens against the Property, and (vii) to perform each of Trustor's obligations set forth in the Loan Agreement.

                  2.02. Trustor shall not commit, permit or allow to exist, any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property or of any matter of record affecting the Property.

                  2.03. Trustor shall maintain, or cause to be maintained, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Trustor or by any other person or entity whatsoever excepting persons unrelated to and unaffiliated with Trustor and who leased from Trustor portions of the Property for the purposes of occupying the same. Upon the

                                       6

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
request of Beneficiary, Trustor shall prepare and deliver to Beneficiary such financial statements regarding operation of the Property as Beneficiary may reasonably request. Beneficiary, or its designee, shall have the right from time to time during normal business hours to examine such books, records and accounts and to make copies or extracts therefrom.

         B.       Insurance.

                  2.04. Trustor shall, at all times, provide, maintain and keep in force all of the following:

                           (a)      A policy or policies of commercial general
liability insurance with respect to the Property, including but not limited to owners and contractors liability, contractual liability, personal injury, completed operations, broad form property damage, insuring Trustor and Beneficiary, as their interests may appear, against loss for any occurrence resulting in bodily injury to or the death of one or more persons and consequential damages arising therefrom and property damage involving injury or destruction of the tangible property of third parties in the amount of no less than $2,000,000.00, combined single limit. All policies should be on an "occurrence" basis with Beneficiary named as an additional insured under such policy or policies.

                           (b)      A policy or policies of builder's  risk
insurance insuring the Property against loss or damage on an "All-Risk" basis and against such other risks or hazards as Beneficiary may from time to time reasonably designate in the amount of not less than 100% of the full replacement value of the Property without deduction for physical depreciation. Beneficiary shall be named as Loss Payee under such policy or policies.

                           (c)      If requested by Beneficiary, flood insurance
upon the Property in the event that such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable legislation. Beneficiary shall reserve the right to require that Trustor secure flood insurance in excess of the amount provided by the Flood Disaster Protection Act of 1973, if such insurance is commercially available, up to the amount provided in Paragraph 2.04(a) hereof.

                           (d)      If requested by  Beneficiary, statutory
workers' compensation insurance (including employer's liability in amounts required by the State Industrial Insurance System and, if applicable, insurance covering claims of workers against employers arising under Federal law) covering Trustor and employees of Trustor, in such form as is reasonably satisfactory to Beneficiary and in amounts not less than any minimum amounts established by law.

                           (e)      Such other insurance, and in such amounts,
as may from time to time be reasonably required by Beneficiary.

                           Such insurance policies shall be updated at
Beneficiary's request, but not less frequently than annually during the Loan term.

                                       7

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

          2.05. All policies required by Paragraph 2.04 shall (i) be issued by companies duly qualified and licensed to do such business in the State of Nevada and approved by Beneficiary, (ii) shall be subject to the reasonable approval of Beneficiary as to the insuring companies, amount, content and forms of policies and expiration dates, (iii) contain a Non-Contributory Standard Mortgagee Clause and the Lender's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents, in favor of Beneficiary, (iv) provide that the proceeds thereof shall be payable to Beneficiary (to the extent of its interest) (v) provide that it cannot be modified or cancelled, to the extent that such modification or cancellation substantially effects the Property, or Beneficiary's interest thereon, without thirty days' prior written notice to Beneficiary, and (vi) be primary and non-contributory with any other insurance of Beneficiary.

          2.06. Trustor shall furnish to Beneficiary a certificate of each policy required under Paragraph 2.04 and, at least thirty days prior to expiration of any such policy, proof of issuance of a policy continuing in force the coverage provided by the expiring policy. In the event Trustor shall fail to maintain the insurance coverage required by this Deed of Trust, Beneficiary may (but shall be under no obligation to) take out the required policies of insurance and pay the premiums on the same or may make such repairs or replacements as are necessary and provide for payment thereof; and all amounts so advanced therefor by Beneficiary shall become an additional obligation of Trustor to Beneficiary, which amounts, together with interest thereon at the Default Rate (as defined and provided for in the Note), Trustor agrees to pay.

          2.07. After the happening of any casualty insured against under Paragraph 2.04, Trustor shall give prompt written notice thereof to Beneficiary.

          2.08. Trustor hereby assigns to Beneficiary all insurance proceeds which it may be entitled to receive and such proceeds shall be delivered to and held by Beneficiary to be applied to the restoration of any portion of the Property that has been damaged or destroyed to the same condition, character and value as existed prior to such damage or destruction so long as the following conditions have been satisfied: (i) Trustor is not in default hereunder, (ii) Beneficiary's security is not materially impaired and (iii) Trustor deposits with it the additional amounts necessary to accomplish such restoration. The proceeds disbursed for restoration will be released to Trustor under the procedures set forth in the Loan Agreement. In the event that the above conditions are not satisfied, Beneficiary shall have the option, to apply the insurance proceeds upon any indebtedness secured hereby in such order as Beneficiary may determine or release such proceeds to Trustor without such release being deemed a payment of any indebtedness secured hereby, rather than to apply such proceeds to the restoration of the Property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. If the Property is restored at a cost less than the available insurance proceeds, then such excess proceeds shall, if Trustor is not then in default hereunder, be paid over to Trustor.

          2.09. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all

                                       8

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee to the extent that such insurance policy affects the Property.

     C.   Payments.

          2.10. Trustor shall pay the principal, interest and other charges due under the Note and the Loan Agreement according to their terms.

          2.11.  Trustor shall pay or cause to be paid:

                 (a) Prior to the assessment of any penalty or delinquency, all taxes, assessments and other governmental or public charges affecting the Property, including assessments on appurtenant water stock, and any accrued interest, cost and/or penalty thereon and shall submit paid receipt therefor to Beneficiary upon request.

                 (b) When due, all encumbrances (including any debt secured by deed of trust), ground rents, liens, and/or charges, with interest, on the Property or any part thereof which appear to be prior or superior hereto and all costs, fees and expenses related thereto.

                 (c) When due, all charges for utilities or services including, but not limited to, electricity, gas, water and sewer.

          2.12. Upon the occurrence of a default by Trustor hereunder, Trustor shall pay to Beneficiary on the first day of each month, together with and in addition to the regular installments of principal and interest due under the Note, until the indebtedness secured hereby is paid in full, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments, insurance premiums, lease rentals and other similar charges (including any amounts which may become payable by Trustor pursuant to Paragraph 2.28 hereinbelow) as estimated by Beneficiary to be sufficient to enable Beneficiary to pay at least thirty (30) days before they become due, all taxes, assessments, insurance premiums, and other similar charges against the Property. Beneficiary shall not be obligated to pay interest on any such sums. Upon demand of Beneficiary, Trustor shall deliver to Beneficiary such additional sums as are necessary to enable Beneficiary to pay such taxes, assessments, insurance premiums and similar charges.

          2.13. Trustor shall pay immediately, upon demand, after expenditure, all sums expended or expenses incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust, including without limitation, any fees and expenses (including reasonable attorneys' fees) incurred in connection with any reconveyance of the Property or any portion thereof, or to compel payment of the Note or any portion of the indebtedness evidenced thereby or in connection with any default thereunder, including without limitation attorneys' fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceeding, with interest from date of expenditure at the Interest Rate provided for in the Note.

                                       9

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

          2.14. Trustor shall pay the amount demanded by Beneficiary or its authorized servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

     D.   Condemnation.

          2.15. If the Property, or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor to which Trustor shall be entitled, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage to the extent of the interests of Trustor therein. All such compensation, awards, damages, rights of action and proceeds to which Trustor shall be entitled (the "Proceeds") are hereby assigned to Beneficiary, who shall after deducting therefrom all its reasonable expenses, including attorneys' fees, apply or release the Proceeds with the same effect and as provided in Paragraph 2.08 above with respect to disposition of insurance proceeds; provided, that if there are any excess Proceeds after application thereof to the restoration of the Property, Beneficiary shall be entitled to apply such excess to the reduction of the principal balance due under the Note without any adjustment in the dollar amount of the monthly installments due under the Note. Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require. Nothing herein contained shall prevent the accrual of interest as provided in the Note on any portion of the Proceeds to be applied to the principal balance due under the Note until the Proceeds are received by Beneficiary.

     E.   Rents and Leases.

          2.16. Subject to the provisions of the Loan Agreement, Trustor shall submit to Beneficiary for its prior written approval the form of the tenant lease to be used by Trustor for leasing any portion of the Improvements, and after approval by Beneficiary in accordance with the Loan Agreement, shall not materially modify such form of lease without the prior written consent of Beneficiary. Trustor shall not accept prepayments of rent for any period in excess of one month and shall perform all covenants of the Lessor under all leases affecting the Property ("Leases"). "Leases", as used herein, includes any extensions or renewals thereof and any amendments consented to by the Beneficiary. Trustor shall not amend or terminate any Leases without the prior written consent of Beneficiary and shall not consent to any assignment or subletting under any Leases without the prior written consent of Beneficiary. Trustor shall immediately give notice to Beneficiary of any default under any of the Leases it receives or delivers. Beneficiary shall have the right but not the obligation, to cure any default of Trustor under any of the Leases and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Loan Agreement.

          2.17. Each lease of any portion of the Improvements shall be absolutely subordinate to the lien of this Deed of Trust but shall contain a provision satisfactory to Beneficiary that in the

                                       10

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
event of the exercise of the private power of sale or a judicial foreclosure hereunder such lease, at the option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new lease for the balance of the term of such lease then remaining upon the same terms and conditions. Each such lease shall, at the request of Beneficiary, be assigned to Beneficiary and each such assignment shall be recorded and acknowledged by the tenant thereunder.

          2.18. Notwithstanding anything to the contrary contained herein, but subject to Applicable Gaming Laws as of the execution of this Deed of Trust, or as amended from time to time, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases, income, rent, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due. The assignment of the Leases constitutes an irrevocable direction and authorization of all tenants under the Leases to pay all rent, income and profits into an account specified by Beneficiary upon demand and without further consent or other action by Trustor. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases, and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.18 or under Paragraph 2.28 hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the Note secured hereunder, so long as no Event of Default, as defined in the Loan Agreement shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the Property as trustee for the benefit of Beneficiary and Trustor shall apply the funds so collected as set forth in the Loan Agreement. Upon the occurrence of an Event of Default, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the instruments, including without limitation checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

                                       11

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

     F.   Other Rights and Obligations.

          2.19. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants in Article I hereof, Trustor shall assign to Beneficiary Trustor's interest in all agreements, contracts, leases, licenses (excluding Casino Licenses), and permits affecting the Property in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

          2.20. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon the Beneficiary, the indebtedness secured hereby shall immediately become due and payable at the option of the Beneficiary; provided, however, that such election by Beneficiary shall be ineffective if such law either (a) shall not impose a tax upon Beneficiary nor increase any tax now payable by Beneficiary or (b) shall impose a tax upon Beneficiary or increase any tax now payable by Beneficiary and prior to the due date: (i) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Note without exceeding the applicable limits imposed by the usury laws of the State of Nevada); (ii) Trustor does pay such tax or increased portion; and (iii) Trustor agrees with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

          2.21. If required by Beneficiary at any time during the term of this Deed of Trust, Trustor will execute and deliver to Beneficiary, in form satisfactory to Beneficiary, an additional security agreement and/or financing statement covering all personal property of Trustor which may at any time be furnished, placed on, or annexed or made appurtenant to the Property and used, useful or held for use, in the operation of the improvements thereon. Any breach of or default under such security agreement shall constitute an event of default under this Deed of Trust.

          2.22. Trustor shall do any and all acts which, from the character or use of the Property or the Collateral, may be reasonably necessary to protect and preserve the security of Beneficiary, the specific enumerations herein not excluding the general.

          2.23. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Property, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Property, in law or in equity,

                                       12

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
which Beneficiary reasonably believes may be prior and superior to the lien or charge of this Deed of Trust. A breach of or a default under any such lien or encumbrance shall constitute an event of default under this Deed of Trust.

          2.24. Upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized and payment by Trustor of all attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title), which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the property covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided shall be secured hereby.

          2.25. No personal property covered by the security interest granted herein may be removed from the Property without the prior written consent of Beneficiary unless Trustor shall immediately replace such personal property with similar property of equivalent value on which Beneficiary has a valid first lien.

          2.26. Except for leases of portions of the Property in the ordinary course of business, in the event that the interest of Trustor in the Property, or any part thereof, or any interest therein is sold, conveyed, alienated, further encumbered or otherwise transferred by the Trustor, voluntarily or involuntarily, whether by operation of law or otherwise, the Note, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, conveyance, alienation, encumbrance or transfer, regardless whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, conveyance, alienation, encumbrance or transfer and whether or not the holder has received any payments after said transfer.

          2.27. Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence, perfect or continue the perfection of the lien and security interest granted by Trustor herein.

          2.28. Following a ten (10) day written notice to Trustor (unless Beneficiary reasonably determines that emergency circumstances exist which would make the giving of such notice impractical), at the time and in the manner herein provided, Beneficiary may, without releasing Trustor from any obligation hereunder and without waiving its right to declare a default or impairing any declaration of default as herein provided or any sale proceeding predicated thereon:

                 (a) Make any payment or perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon and take possession of the Property for such purposes;

                                       13

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

                 (b) Commence, appear in and/or defend (except for any action commenced by Beneficiary) any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee or Beneficiary (Trustor shall also have the right to appear in or defend any such action and Trustor and Beneficiary shall reasonably cooperate in any action or proceeding in which their interests are the same or similar);

                 (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder; and

                 (d) Upon an event of default hereunder or under the Note, Beneficiary is authorized either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to enter into and upon and take and hold possession of any portion or all of the Property, both real and personal, and exclude Trustor and all other persons therefrom; and to operate and manage the Property and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value thereof, and collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary, and from time to time apply and/or accumulate such income, rents, issues, profits and proceeds in such order and manner as Beneficiary or such receiver in its sole discretion shall consider advisable, to or upon the following: the expense of receivership, if any, the proper costs of upkeep, maintenance, repair and/or operation of the Property, the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby, the taxes and assessments upon the Property then due or next to become due, and/or upon the unpaid principal of such indebtedness. The collection and/or receipt of income, rents, issues, profits and/or proceeds from the Property by Beneficiary, its agent or receiver, after declaration of default and election to cause the Property to be sold under and pursuant to the terms of this Deed of Trust shall not affect or impair such default or declaration of default or election to cause the Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such income, rents, issues, profits and/or proceeds. Any such income, rents, issues, profits and/or proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be applied in the same manner and for the same purposes as the proceeds of the sale. Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph and any of the actions referred to in this Paragraph may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness evidenced by the Note.

III.     DEFAULTS AND REMEDIES.

                                       14

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

     A.   Defaults.

          3.01. Trustor shall be in default hereunder upon the breach of any covenant or warranty contained herein, or if an Event of Default shall have occurred and be continuing under the Loan Agreement, the Note, or any other obligation secured hereby, subject to any applicable notice requirement and opportunity to cure.

     B.   Remedies.

          3.02. Upon the occurrence of any default hereunder, or under the Note, the Loan Agreement or any other documents executed in connection herewith, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage, or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust, the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed or deeds conveying the Property, or any portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed or deeds of any matters or facts, shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

          3.03. Beneficiary, from time to time before Trustee's sale, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note, the Loan Agreement and/or of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.

                                       15

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

          3.04. After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale as required by applicable law.

          3.05. If Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms hereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

          3.06. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

          3.07. Subject to any notice requirement and opportunity to cure contained herein, in the event of a default hereunder, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under it, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.

          3.08. Beneficiary and Trustee acknowledge, understand and agree that, to the extent the prior approval of the Gaming Authorities of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document (as defined in the Loan Agreement), or the taking of any action that may be taken by Beneficiary or Trustee hereunder or under any other Loan Document, including without limitation the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in Nevada Revised Statutes 463.0155, 463.014 and 463.0136), such remedy or action shall be subject to such prior approval of the Gaming Authorities of the State of Nevada and the Beneficiary or Trustee may be subject to being called forward for licensing or a finding of suitability. All rights, remedies and powers provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of Applicable Gaming Laws, and all provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws, which may be controlling.

                                       16

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

          3.09. All rights, remedies and powers in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of the Applicable Gaming Laws, and all the provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws which may be controlling.

IV.  COLLATERAL.

          4.01. With respect to the security interest granted in paragraph 1.02, Beneficiary shall have all the rights and remedies granted to a secured party under Article 9 of the Uniform Commercial Code, as well as all other rights and remedies available at law or in equity; provided that Beneficiary shall first apply for and receive all required approvals of the Gaming Authorities having jurisdiction over the sale and disposition of Gaming Equipment prior to the sale or disposition thereof. Trustor shall, upon the demand of Beneficiary, assemble all of such personal property and make it available to Beneficiary at the Property, which is hereby agreed to be reasonably convenient to Beneficiary. The proceeds of any sale of such personal property shall be applied first to the expenses of Beneficiary in retaking, holding, preparing for sale, selling or similar matters, including reasonable attorney's fees.

          4.02. Until Beneficiary exercises its right to collect proceeds of the Collateral pursuant hereto, Trustor will collect with diligence any and all proceeds of the Collateral. Upon written request by Beneficiary, any proceeds received by Trustor shall be in trust for Beneficiary, and Trustor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Beneficiary and shall deliver such collections at such time as Beneficiary may request to Beneficiary in the identical form received, properly endorsed or assigned when required to enable Beneficiary to complete collection thereof.

          4.03. Trustor shall (i) permit representatives of Beneficiary to inspect the Collateral and Trustor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under procedures acceptable to Beneficiary, at Trustor's expense; (ii) promptly notify Beneficiary of any attachment or other legal process levied against any of the Collateral and any information received by Trustor relative to the Collateral, Trustor's debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Beneficiary in respect thereto; (iii) reimburse Beneficiary upon demand for any and all costs, including without limitation reasonable attorneys' and accountants' fees, and other expenses incurred in collecting any sums payable by Trustor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (iv) notify Beneficiary of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including without limitation each office of Trustor at which records relating to the Collateral are kept; (v) provide, maintain and deliver to Beneficiary certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, forms and by such companies as Beneficiary may require and with loss payable to Beneficiary, and in the event Beneficiary takes possession of the Collateral, the insurance

                                       17

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
policy or policies and any unearned or returned premium thereon shall at the option of Beneficiary become the sole property of Beneficiary; (vi) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof; and (vii) join with Beneficiary at its request from time to time in executing financing statements, amendments thereto and continuation statements, and pay the cost of the filing of the same whenever Beneficiary deems desirable, and execute and deliver to Beneficiary further documents and instruments and do such other acts and things as Beneficiary may reasonably request in order to effectuate fully the purposes and intent hereof. Trustor hereby authorizes Beneficiary to file financing statements, amendments, and continuation statements in such filing offices as Beneficiary may determine appropriate in connection with the security interest granted herein. Trustor hereby authorizes Beneficiary to file financing statements, amendments, and continuation statements in such filing offices as Beneficiary may determine appropriate in connection with the security interest granted herein.

         4.04. Beneficiary may at any time, without prior notice to Trustor, collect proceeds of the Collateral and may give notice of assignment to any and all of Trustor's debtors, and Trustor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the Collateral and to do any and all things necessary and proper to carry out the purposes hereof; provided, however, Trustor shall have the right to collect, retain, use and enjoy such proceeds subject to the terms hereof and the documents securing Trustor's obligations thereunder prior to any default under the Loan Agreement or any of said documents. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable and Beneficiary shall have the right to exercise this power of attorney upon any default under the Loan Agreement, hereunder or any of the documents securing Trustor's obligations thereunder. (Beneficiary shall promptly notify Trustor of any action taken by Beneficiary pursuant to this provision but Beneficiary's failure to do so shall not invalidate any such act, affect any of Trustor's obligations to Beneficiary or give rise to any right, claim or defense on the part of Trustor).

V.  MISCELLANEOUS PROVISIONS.

         5.01. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

         5.02. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: reconvey any part of the Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

                                       18

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

         5.03. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the loan secured by this Deed of Trust.

         5.04. Beneficiary is authorized by itself, its agents, employees or workmen, to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Agreement and this Deed of Trust.

         5.05. Subject to the provisions of Paragraph 2.26 hereof, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Note, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         5.06. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

         5.07. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

         5.08. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trust created hereby is irrevocable by Trustor.

         5.09. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

         5.10. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, substitute a successor or successors for the Trustee named herein or acting hereunder.

         5.11. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

         5.12. All notices hereunder shall be deemed to have been duly given if personally delivered or mailed by United States registered or certified mail, with return receipt requested,

                                       19

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
postage prepaid to the parties at the following addresses (or at such other addresses as shall be given in writing upon any party to the others) and shall be deemed complete upon any such mailing:

         To Trustor:           Zante, Inc.
                               345 N. Arlington
                               Reno, Nevada 89501

         To Beneficiary:       Nevada State Bank
                               P.O. Box 2351
                               Reno, Nevada 89505

              5.13. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth above.

              5.14. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

              5.15. Without affecting the liability or obligations of any person, including Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may from time to time and without notice release any person liable for payment of any of said indebtedness or the performance of said obligations, extend the time of payment or otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

              5.16. The provisions of this Deed of Trust governing the contractual rights and obligations of Trustor, Beneficiary and Trustee shall be construed according to the laws of the State of Nevada. Notwithstanding anything to the contrary contained herein, this Deed of Trust is subject to the Applicable Gaming Laws of the State of Nevada. Beneficiary and Trustee each agrees to cooperate with the Gaming Authorities of the State of Nevada in connection with the administration of their regulatory jurisdiction over Trustor, including the provision of such documents and other information as may be requested by the Gaming Authorities of the State of Nevada relating to Trustor or the Loan Documents. The provisions of this Deed of Trust are intended to be supplemental and in addition to the provisions contained in the Loan Agreement. Any assignment of this Deed of Trust shall be considered an assignment of the Note and the Loan Agreement.

              5.17. Regulatory Matters. Whenever in this Deed of Trust a right is given to Beneficiary, which right is affected by Applicable Gaming Laws or the enforcement of which is subject to Applicable Gaming Laws, the enforcement of any such right shall be subject to Applicable

                                       20

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

Gaming Laws and approval, if so required, of the applicable Gaming Authorities. Without limiting the generality of the foregoing, Beneficiary acknowledges that
(a) Beneficiary is subject to being called forward by the Gaming Authority of the State of Nevada, in their discretion, for licensing or a finding of suitability as a lender to a gaming licensee, and (b) to the extent the prior approval of the Gaming Authority of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary or under any other Loan Document, such remedy or action shall be subject to such prior approval of the Gaming Authority of the State of Nevada.

              5.18. This Deed of Trust may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust and Security Agreement and Fixture Filing with Assignment of Rents as of the day first written above.

                                  ZANTE, INC., a Nevada corporation

                                  By:    /s/ FERENC B. SZONY
                                     ------------------------------
                                             FERENC B. SZONY
                                              Its: President

                                                "Trustor"

STATE OF NEVADA   )
                  )ss.
COUNTY OF WASHOE  )

         This instrument was acknowledged before me on May 30, 2002, by Ferenc B. Szony, as President of Zante, Inc.

                                                     Diane Y. Sanders
                                          --------------------------------------
                                          Notary Public
                                          My Commission Expires:    6/19/2002
                                                                ----------------

                                       21

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

                                   Exhibit "A"

                                Legal Description

                                       22

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

APN No. 038-230-06 (Washoe County)
        023-100-06 (Sierra County)
WHEN RECORDED MAIL TO:
Nevada State Bank
P.O. Box 2351
Reno, Nevada 89505



                    DEED OF TRUST AND SECURITY AGREEMENT AND
                     FIXTURE FILING WITH ASSIGNMENT OF RENTS

         THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 31st day of May, 2002, by CALIFORNIA PROSPECTORS, LTD., a Nevada Limited Liability Company (the "Trustor"), to WESTERN TITLE COMPANY, INC. ("Trustee"), for the benefit of NEVADA STATE BANK ("Beneficiary").

                                    RECITALS:

         A. Pursuant to that certain Reducing Revolving Line of Credit Loan Agreement of even date herewith and any amendment, modification or change thereto (the "Loan Agreement") between Last Chance, Inc., a Nevada corporation, The Sands Regent, a Nevada corporation, and Zante, Inc., a Nevada corporation, as the borrower (collectively, the "Borrower"), and Beneficiary as lender, Beneficiary has agreed to make a loan to Borrower on the terms and conditions set forth therein. Unless the context otherwise requires, all capitalized words or terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         B. Pursuant to the Loan Agreement, the Borrower's obligations evidenced by the Loan Agreement are required to be secured by, among other things, this Deed of Trust.

         C. The parties acknowledge that certain provisions of this Deed of Trust may be subject to the laws, rules and regulations (the "Applicable Gaming Laws") of the gaming authorities (the "Gaming Authorities") of the State of Nevada and of other governmental jurisdictions, including, but not limited to, the Nevada State Gaming Control Board, the Nevada Gaming Commission, the City of Reno Gaming and Liquor Board, and the California Lottery Commission.

I.       GRANTS AND OBLIGATIONS SECURED.

         A.  Grants.

                                       1

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

         1.01. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Beneficiary, with power of sale and right of entry and possession, all right, title and interest of Trustor now or hereinafter existing in and to that certain real property situated in Washoe County, Nevada, and Sierra County, California, described in Exhibit "A" attached hereto and made a part hereof (the "Land"), including any leasehold estate now or hereafter held or acquired by Trustor in and to the Land under any lease relating thereto, as the same may from time to time be supplemented, modified, amended, renewed or extended, including that certain California Lottery Station Lease dated May 31, 2002, between Target Investments, L.L.C., a Nevada limited liability company, as lessor, and California Prospectors, Ltd., a Nevada Limited Liability Company, as lessee, a Memorandum of which was recorded on May 31, 2002, Official Records, Washoe County, Nevada, as Document No. 2695044, and on May 31, 2002, Official Records, Sierra County, California, as Document No. 2002134949 (the "Lease"), together with all right, title and interest of Trustor therein and in and to:

               (a) All buildings and other improvements now or hereafter located on the Land, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment (including Gaming Equipment (as hereinafter defined)), appliances, furnishings, inventory, fixtures, and other property used or useable in connection with the Land and the improvements thereon, including, but not limited to, all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any building now or hereafter on the Land (the "Improvements").

               (b) All the rights, rights of way, easements, licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land and/or the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same.

               (c) All rentals, earnings, income deposits, security deposits, receipts, royalties, revenues, issues and profits which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from the Land and/or the Improvements and any part thereof, subject, however, to the right, power and authority conferred upon Trustor to collect and apply such proceeds set forth herein.

               (d) All deposits made with or other security given to utility companies by Trustor with respect to the Land and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to such insurance. Any of the foregoing arising or acquired by Trustor after the date hereof, the Land, the

                                       2

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

Improvements, and the other property described in subparagraphs (a), (b), (c), and (d) of this Section 1.01 are collectively defined hereinafter as the "Property".

         1.02. Trustor hereby grants a security interest to Beneficiary in all of the following described property and any and all proceeds thereof (sometimes all of such being collectively referred to herein as the "Collateral"):

               (a) all existing and future goods and tangible personal property located on the Property or wherever located now owned or hereafter acquired or leased by Trustor and used or useable in connection with the use, operation or occupancy of the Property including, but not limited to, all appliances, furniture and furnishings, fittings, materials, supplies, equipment and fixtures, and all supplies, and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein; and all renewals or replacements thereof or articles in substitution thereof;

               (b) all general intangibles relating to design, operation, management and use of the Property (except, with respect to Casino Licenses, as prohibited by Applicable Gaming Laws), including, but not limited to, (i) all names under which or by which the Property or the Improvements may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all goodwill, trademarks, tradenames and service marks in any way relating to the Property, (ii) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the operation and use of the Property, (iii) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the use, occupancy or operation of the Property, excluding, however, any Casino Licenses, (iv) all materials prepared for filing or filed with any governmental agency, and (v) all of Trustor's rights under any contract in connection with the development, design, use, operation and management of the Property;

               (c) all service, engineering, consulting, leasing, architectural and other similar contracts of any nature as such may be modified, amended or supplemented from time to time, concerning the management, operation, occupancy, use, and/or disposition of any portion of or all of the Property;

               (d) all architectural drawings, plans, specification, soil tests, feasibility studies, appraisals, engineering reports and similar materials relating to any portion of or all of the Property;

               (e) all reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the operation, occupancy, use and disposition of any portion of or all of the Property;

                                       3

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

               (f) all proceeds and claims arising on account of any damage to or taking of the Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Property;

               (g) all policies of, and proceeds resulting from, insurance relating to the Property or any of the above collateral, and any and all riders, amendments, extensions, renewals, supplements or extensions thereof, and all proceeds thereof;

               (h) all of Trustor's right, title and interest in, to and under that certain Water And Sewer Service Agreement dated December 27, 2001, entered into by and among Prospector Gaming Enterprises, Inc., a Nevada corporation, Target Investments, LLC, a Nevada Limited Liability Company, Stremmel Capital Group, Ltd., a Nevada Limited Liability Company, and Last Chance, Inc., a Nevada corporation; and

               (i) all proceeds, whether cash, promissory notes, contract rights, or otherwise, of the sale or other disposition of all or any part of the estate of Trustor in and to the Property now or hereafter existing thereon.

         The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Land. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the Nevada Uniform Commercial Code. This filing is to be recorded in the real estate records of the county in which the Land is located. In that regard, the following information is provided:

     Name of Debtor:               CALIFORNIA PROSPECTORS, LTD.

     Address of Debtor:            See Paragraph 5.12

     Name of Secured Party:        NEVADA STATE BANK

     Address of Secured Party:     See Paragraph 5.12

         Trustor warrants and agrees that there is no financing statement covering the foregoing Collateral, the Property, or any part thereof, on file in any public office, except for those in favor of Beneficiary and those to be released upon the recordation hereof.

         1.03. Trustor hereby assigns and transfers to Beneficiary, as additional security, all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property, with the right in Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall not be required to do so.

                                       4

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     B.  Definitions of Certain Terms.

         1.04. As used herein, the following words or terms shall have the following meanings:

               "Applicable Gaming Laws" has the meaning set forth in Recital C above.

               "Casino" means a gaming establishment owned, directly or indirectly, by Trustor and any hotel, building, restaurant, theater, amusement park, other entertainment facility, parking facilities, retail shops, land, equipment and other property asset directly ancillary thereto and used or to be used in connection therewith.

               "Casino License" means any material license, franchise or other approval or authorization required to own, lease or operate a Casino or lottery enterprise, or otherwise conduct gaming in any jurisdiction in which Trustor conducts, or proposes in good faith to conduct, gaming business, including any applicable liquor license.

               "Gaming Authorities" has the meaning set forth in Recital C above.

               "Gaming Equipment" means all equipment and supplies used in the operation of a Casino, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other gaming devices (as defined in NRS 463.0155), cashless wagering systems (as defined in NRS 463.014) and associated equipment (as defined in NRS 463.0136)

     C.  Obligations Secured.

         1.05. This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may determine:

               (a) Payment of the indebtedness evidenced by a Reducing Revolving Promissory Note Secured By Deed of Trust of even date herewith and any renewals, extensions, modifications or amendments thereof, in the principal amount of SEVENTEEN MILLION AND NO 100/THS DOLLARS ($17,000,000.00 (the "Note"), executed by the Borrower, and payable to Beneficiary, together with interest thereon, which is made a part hereof by reference. The Note contains provisions for changes in the rate of interest charged thereunder from time to time.

               (b) Payment of such further sums as Borrower, hereafter may borrow from Beneficiary when evidenced by another note or notes, reciting it is so secured, payable to Beneficiary or order and made by Borrower, and all renewals, extensions, modifications or amendments of such note or notes.

                                       5

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                           (c) Payment of all other moneys herein agreed or
provided to be paid by Trustor and performance of all other obligations of Borrower or Trustor contained herein and in the Loan Agreement.

                           (d) Performance of each agreement of Trustor
contained in any other agreement given by Trustor to Beneficiary which is for the purpose of further securing any indebtedness or obligation secured hereby.

II.      COVENANTS OF TRUSTOR.

         A.  Condition and Operation of Property.

             2.01. Trustor agrees (i) to keep the Property in good condition and repair; (ii) not to commit or permit any waste or deterioration of the Property;
(iii) not to commit or permit any substantial removal, demolition or alteration of the Property except for such alterations as may be required by law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property, other than as contemplated under the Lease; (iv) to complete in good and workmanlike manner any construction or restoration which may be performed on the Property; (v) to promptly restore any portion of the Property which may be damaged or destroyed; (vi) subject to the Loan Agreement, not to permit any mechanics' or materialmen's liens against the Property; and
(vii) to perform each of Trustor's obligations set forth in the Loan Agreement.

             2.02. Trustor shall not commit, permit or allow to exist, any material violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property or of any matter of record affecting the Property.

             2.03. Trustor shall maintain, or cause to be maintained, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Trustor or by any other person or entity whatsoever excepting persons unrelated to and unaffiliated with Trustor.

         B.  Insurance.

             2.04. Trustor shall, at all times, provide, maintain and keep in force all of the following:

                   (a) A policy or policies of commercial general liability insurance with respect to the Property, including but not limited to owners and contractors liability, contractual liability, personal injury, completed operations, and broad form property damage, insuring Trustor and Beneficiary, as their interests may appear, against loss for any occurrence resulting in bodily injury to or the death of one or more persons and consequential damages arising therefrom and property damage involving injury or destruction of the tangible property of third parties in the

                                       6

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500
amount of no less than $2,000,000.00, combined single limit. All policies should be on an "occurrence" basis with Beneficiary named as an additional insured under such policy or policies.

                           (b) A policy or policies of fire hazard insurance
insuring the Property against loss or damage on an "All-Risk" basis and against such other risks or hazards as Beneficiary may from time to time reasonably designate in the amount of not less than 100% of the full replacement value of the Property without deduction for physical depreciation. Beneficiary shall be named as loss payee under such policy or policies.

                           (c) If requested by Beneficiary, flood insurance upon
the Property in the event that such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable legislation. Beneficiary shall reserve the right to require that Trustor secure flood insurance in excess of the amount provided by the Flood Disaster Protection Act of 1973, if such insurance is commercially available, up to the amount provided in Paragraph 2.04(a) hereof.

                           (d) If requested by Beneficiary, statutory workers'
compensation insurance (including employer's liability in amounts required by the State Industrial Insurance System and, if applicable, insurance covering claims of workers against employers arising under Federal law) covering Trustor and employees of Trustor, in such form as is reasonably satisfactory to Beneficiary and in amounts not less than any minimum amounts established by law.

                           (e) Such other insurance (including, but not limited
to, rent loss insurance for a period of at least six (6) months and business interruption insurance), and in such amounts, as may from time to time be reasonably required by Beneficiary.

                           The rights of Beneficiary under such policies shall
be subject to the rights, if any, of the lessor under the Lease. Trustor may fulfill its obligation for providing the above referenced insurance policies through blanket insurance coverage. Such insurance policies shall be updated at Lender's request, but not less frequently than annually during the Loan term.

                     2.05. All policies required by Paragraph 2.04, except for workers' compensation insurance, shall (i) be subject to the reasonable approval of Beneficiary as to the insuring companies, amount, content and forms of policies and expiration dates, (ii) with respect to the insurance referred to under Paragraphs 2.04 (b) and (c) above, contain a Non-Contributory Standard Mortgagee Clause and the Lender's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents, in favor of Beneficiary, (iii) with respect to the insurance referred to under Paragraphs 2.04 (b) and (c) above, provide that the proceeds thereof shall be payable to Beneficiary (to the extent of its interest), (iv) provide that it cannot be modified or cancelled, to the extent that such modification or cancellation substantially affects the Property, or Beneficiary's interest therein, without thirty days' prior written notice to Beneficiary, and (v) be primary and non-contributory with any other insurance of Beneficiary.

                                       7

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

                  2.06. Except for workers' compensation insurance, Trustor shall furnish to Beneficiary a certificate of each policy required under Paragraph 2.04 and, at least thirty days prior to expiration of any such policy, proof of issuance of a policy continuing in force the coverage provided by the expiring policy. In the event Trustor shall fail to maintain the insurance coverage required by this Deed of Trust, Beneficiary may (but shall be under no obligation to) take out the required policies of insurance and pay the premiums on the same and all amounts so advanced therefor by Beneficiary shall become an additional obligation of Trustor to Beneficiary, which amounts, together with interest thereon at the Default Rate (as defined and provided for in the Note), Trustor agrees to pay.

                  2.07. After the happening of any casualty insured against under Paragraph 2.04, Trustor shall give prompt written notice thereof to Beneficiary.

                  2.08. Trustor hereby assigns to Beneficiary all casualty insurance proceeds which it may be entitled to receive and such proceeds shall be delivered to and held by Beneficiary to be applied to the restoration of any portion of the Property that has been damaged or destroyed to the same condition, character and value as existed prior to such damage or destruction so long as the following conditions have been satisfied: (i) Trustor is not in default hereunder; (ii) Beneficiary's security is not materially impaired; and
(iii) Trustor deposits with Beneficiary any additional amounts necessary to accomplish such restoration. The proceeds disbursed for restoration will be released to Trustor under procedures reasonably required by Beneficiary. In the event that the above conditions are not satisfied, Beneficiary shall have the option to apply the insurance proceeds upon any indebtedness secured hereby in such order as Beneficiary may determine or release such proceeds to Trustor without such release being deemed a payment of any indebtedness secured hereby, rather than to apply such proceeds to the restoration of the Property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. If the Property is restored at a cost less than the available insurance proceeds and deposits, then such excess proceeds and deposits shall, if Trustor is not then in default hereunder, be paid over to Trustor.

                  2.09. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee to the extent that such insurance policy affects the Property.

         C.       Payments.

                  2.10. Trustor shall pay the principal, interest and other charges due under the Note and the Loan Agreement according to their terms.

                  2.11. Trustor shall pay or cause to be paid:

                                       8

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

                        (a) Subject to any right of contest contained in the Loan Agreement, prior to the assessment of any penalty or delinquency, all taxes, assessments and other governmental or public charges affecting the Property, including assessments on appurtenant water stock, and any accrued interest, cost and/or penalty thereon and shall submit paid receipt therefor to Beneficiary upon request.

                        (b) When due, all encumbrances (including any debt secured by deed of trust), ground rents, liens, and/or charges, with interest, on the Property or any part thereof which appear to be prior or superior hereto and all costs, fees and expenses related thereto.

                        (c) When due, all charges for utilities or services including, but not limited to, electricity, gas, water and sewer.

                  2.12. At the request of Beneficiary, Trustor shall pay to Beneficiary on the first day of each month, together with and in addition to the regular installments of principal and interest due under the Note, until the indebtedness secured hereby is paid in full, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments, insurance premiums, and other similar charges as estimated by Beneficiary to be sufficient to enable Beneficiary to pay at least thirty (30) days before they become due, all taxes, assessments, insurance premiums, and other similar charges against the Property. Beneficiary shall not be obligated to pay interest on any such sums. Upon demand of Beneficiary, Trustor shall deliver to Beneficiary such additional sums as are necessary to enable Beneficiary to pay such taxes, assessments, insurance premiums and similar charges. Provided that there then exists no Event of Default under the Loan Agreement, Beneficiary shall apply such sums to the payment of taxes, assessments and/or insurance premiums, as appropriate.

                  2.13. Trustor shall pay immediately, upon demand, after expenditure, all sums expended or expenses incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust, including without limitation, any fees and expenses (including reasonable attorneys' fees) incurred in connection with any reconveyance of the Property or any portion thereof, or to compel payment of the Note or any portion of the indebtedness evidenced thereby or in connection with any default thereunder, including without limitation attorneys' fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceeding, with interest from date of expenditure at the Interest Rate provided for in the Note.

                  2.14. Trustor shall pay the reasonable amount demanded by Beneficiary or its authorized servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

         D.       Leasehold Mortgage Provisions.

                  2.15. Trustor hereby warrants and represents as follows with respect to:

                                       9

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

                            (a)  The Lease is in full force and effect,
unmodified by any writing or otherwise, except as has been specifically disclosed to Beneficiary;

                            (b)  All rent, additional rent, and other charges
reserved in the Lease have been paid to the extent they are payable as of the date hereof;

                            (c)  Trustor enjoys the quiet and peaceful
possession of the Land pursuant to the terms of the Lease;

                            (d)  Trustor is not in  default under any of the
terms of the Lease, and, to the best of Trustor's knowledge, there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default under the Lease; and

                            (e)  To the best of Trustor's knowledge the lessor
under the Lease (the "Lessor") is not in default under any of the terms or provisions thereof on the part of the Lessor to be observed or performed.

                  2.16.     Trustor further covenants and agrees as follows:

                            (a)  Trustor shall promptly and faithfully observe,
perform, and comply with all the terms, covenants, and provisions of the Lease on Trustor's part to be observed, performed, and complied with, at the times set forth in the Lease, without any allowance for grace periods, if any;

                            (b)  Trustor shall not do, permit, suffer, or
refrain from doing anything as a result of which there could be a default under or breach of any of the terms of the Lease;

                            (c)  Except for renewals, extensions and rent
re-determinations pursuant to the terms of the Lease, Trustor shall not cancel, surrender, modify, amend, or in any way alter or permit the alteration of any of the terms of the Lease without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed;

                            (d)  Trustor shall give Beneficiary immediate notice
of any default by any party to the Lease and promptly deliver to Beneficiary a copy of each notice of default received by Trustor in connection with the Lease;

                            (e)  Trustor shall furnish to Beneficiary copies of
such information and evidence as Beneficiary may reasonably require concerning Trustor's due observance, performance, and compliance with the terms, covenants and provisions of the Lease; and

                            (f)  Any material default by Trustor under the Lease
shall constitute a default hereunder.

                                       10

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

          2.17. Trustor agrees that the fee title and the leasehold estate in the Land under the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Lessor thereunder, Trustor, or a third party, whether by purchase or otherwise. If Trustor acquires the fee title or any other estate, title, or interest in the Land, or any part thereof, the lien of this Deed of Trust shall attach to, encumber, and be a lien upon such acquired estate, title, or interest, with the same force and effect as if specifically encumbered herein. Trustor agrees to execute all instruments and documents which Beneficiary may reasonably require to ratify, confirm, and further evidence Beneficiary's lien on the acquired estate, title, or interest. Furthermore, Trustor hereby appoints Beneficiary its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Trustor. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness secured hereby remains unpaid.

          2.18. If the Lease is cancelled or terminated, and if Beneficiary or its nominee shall acquire an interest in any new lease of the Land, Trustor shall have no right, title, or interest in or to the new lease or the leasehold estate created by such new lease.

          2.19. Trustor shall use its best efforts to obtain and deliver to Beneficiary within twenty (20) days after written demand by Beneficiary, an estoppel certificate from the Lessor under the Lease setting forth: (i) the name of the Lessor thereunder; (ii) that the Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification); (iii) the basic rent payable under the Lease; (iv) the date to which all rental charges have been paid by the tenant under the Lease; (v) whether, to Lessor's knowledge, there are any alleged defaults, or existing conditions that, with or without notice or after lapse of time could constitute an alleged default, of the tenant under the Lease and, if there are, setting forth the nature thereof in reasonable detail; and (vi) agreeing to furnish Beneficiary with written notice of any default by Trustor thereunder.

          2.20. Notwithstanding any provision to the contrary or apparently to the contrary contained in this Deed of Trust, Beneficiary shall have no liability or obligation under the Lease by reason of its acceptance of this Deed of Trust. Beneficiary shall be liable for the obligations of the tenant arising under the Lease for only that period of time which Beneficiary is in possession of the Land, or has acquired, by foreclosure or otherwise, and is holding all of Trustor's right, title, and interest therein.

          2.21.  Trustor further covenants and agrees as follows:

                 (a) If there shall be filed by or against Trustor a petition under the Bankruptcy Code (11 U.S.C. (S) 101 et seq.), and Trustor, as lessee under the Lease, shall determine to reject the Lease pursuant to the Bankruptcy Code, Trustor shall give Beneficiary not less than ten (10) days' prior notice of the date on which Trustor shall apply to the Bankruptcy Court for authority to reject the Lease. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten-day period a notice stating that: (i) Beneficiary demands that Trustor assume and assign the Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code; and (ii) Beneficiary

                                       11

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500
covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Lease. If Beneficiary serves upon Trustor the notice described in the preceding sentence, Trustor shall not seek the rejection of the Lease and shall comply with the demand provided for in clause (i) within thirty (30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (ii); and

                 (b) Effective upon the entry of an order for relief in respect of Trustor under the Bankruptcy Code, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the Bankruptcy Court for an order extending the period during which the Lease may be rejected or assumed.

     E.   Condemnation.

          2.22. If the Property, or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor to which Trustor shall be entitled, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage to the extent of the interests of Trustor therein. All such compensation, awards, damages, rights of action and proceeds to which Trustor shall be entitled (the "Proceeds") are hereby assigned to Beneficiary, who shall after deducting therefrom all its reasonable expenses, including attorneys' fees, apply or release the Proceeds with the same effect and as provided in Paragraph 2.08 above with respect to disposition of insurance proceeds; provided, that if there are any excess Proceeds after application thereof to the restoration of the Property, Beneficiary shall be entitled to apply such excess to the reduction of the principal balance due under the Note. Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require. Nothing herein contained shall prevent the accrual of interest as provided in the Note on any portion of the Note to be paid by the Proceeds until the Proceeds are received by Beneficiary.

     F.   Rents and Leases.

          2.23. Trustor shall submit to Beneficiary for its prior written approval the form of the tenant lease to be used by Trustor for leasing any portion of the Improvements, and after approval by Beneficiary, Trustor shall not materially modify such form of lease without the prior written consent of Beneficiary. Beneficiary shall approve, or give reasonable justification for not approving, such Lease modification within five (5) days following request by Trustor. Notwithstanding the foregoing, Trustor may modify any Lease to increase the leased premises thereunder without Beneficiary's consent provided that the rent for such increased premises shall be not less than the existing rent under such Lease. Trustor shall promptly provide Beneficiary with a copy of any Lease modification. Trustor shall not accept prepayments of rent for more than one (1) month, and up to two (2) months' rent as security deposits, and shall perform all covenants of the lessor under all leases affecting the Property (other than the Lease) ("Leases"). "Leases", as used herein, includes any extensions or renewals thereof and any amendments consented to by Beneficiary. Except in the

                                       12

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500
event of a default under any Lease, Trustor shall not terminate any Lease without the prior written consent of Beneficiary and shall not consent to any assignment under any Lease without the prior written consent of Beneficiary unless Trustor is required to consent thereto under the terms of such Lease. Trustor shall immediately give notice to Beneficiary of any default under any of the Leases it receives or delivers. Beneficiary shall have the right but not the obligation, to cure any default of Trustor under any of the Leases (if such default is not cured by Trustor within fifteen (15) days following written notice thereof to do so) and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Loan Agreement.

          2.24. Each Lease of any portion of the Improvements shall be absolutely subordinate to the lien of this Deed of Trust but Beneficiary hereby agrees that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder such lease shall not be terminated and shall contain a provision satisfactory to Beneficiary that the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Lease for the balance of the term of such Lease then remaining upon the same terms and conditions. Each such Lease shall, at the request of Beneficiary, be assigned to Beneficiary and each such assignment shall be recorded.

          2.25. Notwithstanding anything to the contrary contained herein, but subject to Applicable Gaming Laws as of the execution of this Deed of Trust, or as amended from time to time, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases, income, rent, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due. The assignment of the Leases constitutes an irrevocable direction and authorization of all tenants under the Leases to pay all rent, income and profits into an account specified by Beneficiary upon demand and without further consent or other action by Trustor. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases, and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.25 or under Paragraph 2.35 hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the Note secured hereunder, so long as no Event of Default, as defined in the Loan Agreement, shall have occurred, Trustor shall have a license to collect all income, rents, issues, deposits, profits and proceeds from the Property. Upon the occurrence of an Event of Default, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of

                                       13

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

Trustor in the instruments, including without limitation checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

     G.   Other Rights and Obligations.

          2.26. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants in Article I hereof, Trustor shall collaterally assign to Beneficiary Trustor's interest in all agreements, contracts, leases, licenses (excluding Casino Licenses and lottery retailer's licenses) and permits affecting the Property in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

          2.27. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon Beneficiary, the indebtedness secured hereby shall immediately become due and payable at the option of Beneficiary; provided, however, that such election by Beneficiary shall be ineffective if such law either (a) shall not impose a tax upon Beneficiary nor increase any tax now payable by Beneficiary or (b) shall impose a tax upon Beneficiary or increase any tax now payable by Beneficiary and prior to the due date: (i) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Note) without exceeding the applicable limits imposed by the usury laws of the State of Nevada; (ii) Trustor does pay such tax or increased portion; and (iii) Trustor agrees with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

          2.28. If required by Beneficiary at any time during the term of this Deed of Trust, Trustor will execute and deliver to Beneficiary, in form satisfactory to Beneficiary, an additional security agreement and/or financing statement covering all personal property of Trustor which may at any time be furnished, placed on, or annexed or made appurtenant to the Property and used, useful or held for use, in the operation of the improvements thereon. Any breach of or default under such security agreement shall constitute an event of default under this Deed of Trust.

          2.29. Trustor shall do any and all acts which, from the character or use of the Property or the Collateral, may be reasonably necessary to protect and preserve the security of Beneficiary, the specific enumerations herein not excluding the general.

                                       14

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

          2.30. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Property, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Property, in law or in equity, which Beneficiary reasonably believes may be prior and superior to the lien or charge of this Deed of Trust. A breach of or a default under any such lien or encumbrance shall constitute an event of default under this Deed of Trust.

          2.31. Upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized and payment by Trustor of all attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title), which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the property covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided shall be secured hereby.

          2.32. No personal property covered by the security interest granted herein may be removed from the Property without the prior written consent of Beneficiary unless Trustor shall immediately replace such personal property with similar property of equivalent value on which Beneficiary has a valid first lien, or unless such removal shall not result in any substantial impairment of Beneficiary's security hereunder.

          2.33. Except for subleases of portions of the Property in the ordinary course of business, in the event that the interest of Trustor in the Property, or any part thereof, or any interest therein is sold, conveyed, alienated, further encumbered or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, conveyance, alienation, encumbrance or transfer, regardless of whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action, in connection with any previous sale, conveyance, alienation, encumbrance or transfer and whether or not the holder has received any payments after said transfer. Notwithstanding the foregoing, Beneficiary understands that Trustor may further encumber all or a portion of the Property with a deed of trust in favor of Prospector Gaming Enterprises, Inc., a Nevada corporation, to secure an obligation in a principal amount not to exceed $6,000,000. Beneficiary consents to such further encumbrance so long as the lien thereof shall at all times be subject and subordinate to the lien of this Deed of Trust.

          2.34. Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence, perfect or continue the perfection of the lien and security interest granted by Trustor herein.

                                       15

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 222-2500

          2.35. Following a fifteen (15) day written notice to Trustor (unless Beneficiary reasonably determines that emergency circumstances exist which would make the giving of such notice impractical), unless Trustor is contesting such matter in accordance with the loan documents executed in connection herewith, at the time and in the manner herein provided, Beneficiary may, without releasing Trustor from any obligation hereunder and without waiving its right to declare a default or impairing any declaration of default as herein provided or any sale proceeding predicated thereon:

                (a) Make any payment or perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon and take possession of the Property for such purposes;

                (b) Commence, appear in and/or defend (except for any action commenced by Beneficiary) any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, and/or the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee or Beneficiary (Trustor shall also have the right to appear in or defend any such action and Trustor and Beneficiary shall reasonably cooperate in any action or proceeding in which their interests are the same or similar);

                (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder; and

                (d) Upon an Event of Default hereunder or under the Note, and subject to the provisions of the Lease, the rights of subtenants, and the laws, regulations and policies of any governmental or quasi-governmental agency with jurisdiction over the Property, Beneficiary is authorized either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to enter into and upon and take and hold possession of any portion or all of the Property, both real and personal, and exclude Trustor and all other persons therefrom; and to operate and manage the Property and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value thereof, and collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary (subject to the license in favor of Trustor granted above), and from time to time apply and/or accumulate such income, rents, issues, profits and proceeds in such order and manner as Beneficiary or such receiver in its sole discretion shall consider advisable, to or upon the following: the expense of receivership, if any, the proper costs of upkeep, maintenance, repair and/or operation of the Property, the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby, the taxes and assessments upon the Property then due or next to become due, and/or upon the unpaid principal of such indebtedness. The collection and/or receipt of income, rents, issues, profits and/or proceeds from the Property by Beneficiary, its agent or receiver, after declaration of default and election to cause the Property to

                                       16

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
be sold under and pursuant to the terms of this Deed of Trust shall not affect or impair such default or declaration of default or election to cause the Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such income, rents, issues, profits and/or proceeds. Any such income, rents, issues, profits and/or proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be applied in the same manner and for the same purposes as the proceeds of the sale. Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph and any of the actions referred to in this Paragraph may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness evidenced by the Note.

III.  DEFAULTS AND REMEDIES.

      A.   Defaults.

           3.01. An Event of Default under the Loan Agreement shall be an Event of Default hereunder.

      B.   Remedies.

           3.02. Upon the occurrence of any Event of Default hereunder, or under the Loan Agreement or any other documents executed in connection herewith, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage, or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust, the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed or deeds conveying the Property, or any portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed or deeds of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

                                       17

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

           3.03. Beneficiary, from time to time before Trustee's sale, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note, the Loan Agreement and/or of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.

           3.04. After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale as required by applicable law.

           3.05. If Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms hereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

           3.06. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

           3.07. Subject to any notice requirement and opportunity to cure contained herein, in the case of an Event of Default hereunder, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under it, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.

           3.08. Beneficiary and Trustee acknowledge, understand and agree that, to the extent the prior approval of the Gaming Authorities of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any

                                       18

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
other Loan Document (as defined in the Loan Agreement), or the taking of any action that may be taken by Beneficiary or Trustee hereunder or under any other Loan Document, including without limitation the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in Nevada Revised Statutes 463.0155, 463.014 and 463.0136), such remedy or action shall be subject to such prior approval of the Gaming Authorities of the State of Nevada and the Beneficiary or Trustee may be subject to being called forward for licensing or a finding of suitability. All rights, remedies and powers provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of Applicable Gaming Laws, and all provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws, which may be controlling.

           3.09. All rights, remedies and powers in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of the Applicable Gaming Laws, and all the provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws which may be controlling.

IV.    COLLATERAL.

           4.01. With respect to the security interest granted in Paragraph 1.02, Beneficiary shall have all the rights and remedies granted to a secured party under Article 9 of the Uniform Commercial Code, as well as all other rights and remedies available at law or in equity; provided that Beneficiary shall first apply for and receive all required approvals of the Gaming Authorities having jurisdiction over the sale and disposition of Gaming Equipment prior to the sale or disposition thereof. Upon an Event of Default, Trustor shall, upon the demand of Beneficiary, assemble all of such personal property and make it available to Beneficiary at the Property, which is hereby agreed to be reasonably convenient to Beneficiary. The proceeds of any sale of such personal property shall be applied first to the expenses of Beneficiary in retaking, holding, preparing for sale, selling or similar matters, including reasonable attorney's fees.

           4.02. Until Beneficiary exercises its right to collect proceeds of the Collateral pursuant hereto, Trustor will collect with diligence any and all proceeds of the Collateral. Upon an Event of Default and written request by Beneficiary, any proceeds received by Trustor shall be in trust for Beneficiary, and Trustor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Beneficiary and shall deliver such collections at such time as Beneficiary may request to Beneficiary in the identical form received, properly endorsed or assigned when required to enable Beneficiary to complete collection thereof.

           4.03. Trustor shall (i) permit representatives of Beneficiary to inspect the Collateral and Trustor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under reasonable procedures acceptable to Beneficiary, at Trustor's expense; (ii) promptly notify Beneficiary of any attachment or other legal process levied

                                       19

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
against any of the Collateral; (iii) reimburse Beneficiary upon demand for any and all costs, including without limitation reasonable attorneys' and accountants' fees, and other expenses incurred in collecting any sums payable by Trustor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (iv) notify Beneficiary of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location; (v) provide, maintain and deliver to Beneficiary certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, forms and by such companies as Beneficiary may reasonably require and with loss payable to Beneficiary, and in the event Beneficiary takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Beneficiary become the sole property of Beneficiary unless such insurance is effected through blanket policies; (vi) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof; and (vii) join with Beneficiary at its request from time to time in executing financing statements, amendments thereto and continuation statements, and pay the cost of the filing of the same whenever Beneficiary reasonably deems desirable, and execute and deliver to Beneficiary further documents and instruments and do such other acts and things as Beneficiary may reasonably request in order to effectuate fully the purposes and intent hereof. Trustor hereby authorizes Beneficiary to file financing statements, amendments, and continuation statements in such filing offices as Beneficiary may determine appropriate in connection with the security interest granted herein.

           4.04. Beneficiary may at any time, without prior notice to Trustor, collect proceeds of the Collateral and may give notice of assignment to any and all of Trustor's debtors, and Trustor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the Collateral and to do any and all things necessary and proper to carry out the purposes hereof; provided, however, Trustor shall have the right to collect, retain, use and enjoy such proceeds and enforce such rights subject to the terms hereof and the documents securing Trustor's obligations hereunder prior to any Event of Default under the Loan Agreement. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable and Beneficiary shall have the right to exercise this power of attorney upon any Event of Default under the Loan Agreement. (Beneficiary shall promptly notify Trustor of any action taken by Beneficiary pursuant to this provision but Beneficiary's failure to do so shall not invalidate any such act, affect any of Trustor's obligations to Beneficiary or give rise to any right, claim or defense on the part of Trustor).

V.    MISCELLANEOUS PROVISIONS.

           5.01. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

                                       20

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                  5.02. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: reconvey any part of the Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

                  5.03. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the loan secured by this Deed of Trust.

                  5.04. Subject to the provisions of the Lease, the rights of any subtenants, and any laws, regulations and policies of any governmental or quasi-governmental entity with jurisdiction over the Property, Beneficiary is authorized by itself, its agents, employees or workmen, to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Agreement and this Deed of Trust.

                  5.05. Subject to the provisions of Paragraph 2.33 hereof, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Note, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                  5.06. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

                  5.07. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

                  5.08. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trust created hereby is irrevocable by Trustor.

                  5.09. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

                                       21

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 22-25000

                  5.10. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, substitute a successor or successors for the Trustee named herein or acting hereunder.

                  5.11. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

                  5.12. All notices hereunder shall be deemed to have been duly given if by telefax, delivered by courier service or mailed by United States or Canadian registered or certified mail, with return receipt requested, postage prepaid to the parties at the following addresses (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon such personal delivery, or on the first day following receipt by courier service or telefax, or five (5) business days following mailing:

         To Trustor:                California Prospectors, Ltd.
                                    345 N. Arlington
                                    Reno, Nevada  89501

         To Beneficiary:            Nevada State Bank
                                    P.O. Box 2351
                                    Reno, Nevada 89505

                  5.13. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth above.

                  5.14. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto". Upon such reconveyance, any security interest granted herein shall be terminated.

                  5.15. Without affecting the liability or obligations of any person, including Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may from time to time and without notice release any person liable for payment of any of said indebtedness or the performance of said obligations, extend the time of payment or (with the consent of Trustor) otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

                  5.16. The provisions of this Deed of Trust governing the contractual rights and obligations of Trustor, Beneficiary and Trustee shall be construed according to the laws of the State of Nevada. Notwithstanding anything to the contrary contained herein, this Deed of Trust is subject

                                       22

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 22-25000
to the Applicable Gaming Laws of the State of Nevada. Beneficiary and Trustee each agrees to cooperate with the Gaming Authorities of the State of Nevada in connection with the administration of their regulatory jurisdiction over Trustor, including the provision of such documents and other information as may be requested by the Gaming Authorities of the State of Nevada relating to Trustor or the Loan Documents. The provisions of this Deed of Trust are intended to be supplemental and in addition to the provisions contained in the Loan Agreement. Any assignment of this Deed of Trust shall be considered an assignment of the Note and the Loan Agreement.

                  5.17. Regulatory Matters. Whenever in this Deed of Trust a right is given to Beneficiary, which right is affected by Applicable Gaming Laws or the enforcement of which is subject to Applicable Gaming Laws, the enforcement of any such right shall be subject to Applicable Gaming Laws and approval, if so required, of the applicable Gaming Authorities. Without limiting the generality of the foregoing, Beneficiary acknowledges that (a) Beneficiary is subject to being called forward by the Gaming Authority of the State of Nevada, in their discretion, for licensing or a finding of suitability as a lender to a gaming licensee, and (b) to the extent the prior approval of the Gaming Authority of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary or under any other Loan Document, such remedy or action shall be subject to such prior approval of the Gaming Authority of the State of Nevada.

                  5.18. This Deed of Trust may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

                  5.19. This Deed of Trust is being executed in counterpart originals for recordation in the Office of the County Recorder, Washoe County, Nevada, and in the Office of the County Recorder, Sierra County, California.

VI.      NON-BORROWER TRUSTOR PROVISIONS.

                  6.01. Trustor is not the maker of the Note nor the obligor under any of the Loan Documents. Trustor is executing this Deed of Trust for the sole purpose of encumbering its interest in the Property as and upon the terms and provisions above provided in this Deed of Trust, and Trustor shall not be liable whatsoever for the payment or performance of any obligation of Borrower pursuant to the Loan Documents. However, in executing and delivering this Deed of Trust to Beneficiary, Trustor expressly represents, acknowledges and agrees as follows:

                        (a) That (i) this Deed of Trust is executed at Trustor's request, and Borrower has received adequate consideration therefor;
(ii) this Deed of Trust complies with any and all agreements between Borrower and Trustor regarding Trustor's execution hereof; (iii) Beneficiary has made no representation to Trustor as to the creditworthiness of Borrower; and (iv) Trustor has established adequate means of obtaining, and will obtain from Borrower on a continuing basis,

                                       23

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 22-25000
financial and other information pertaining to Borrower's financial condition and any facts or circumstances that might in any way affect Trustor's obligations under this Deed of Trust, and Beneficiary shall have no obligation to disclose to Trustor any information or furnish any material acquired in the course of the Beneficiary's relationship with Trustor.

                        (b) To the extent permitted by applicable law, Trustor waives any defense arising by reason of (i) any disability or other defense of Trustor or any other person; (ii) the cessation from any cause whatsoever, other than payment in full of the obligations secured hereby; (iii) the application by Borrower of the proceeds of any obligations secured hereby for purposes other than the purposes represented by Borrower to Beneficiary or intended or understood by Beneficiary or Trustor; (iv) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge or release of Borrower, any other person, any obligations secured hereby, or any collateral by operation of law or otherwise; or (v) any modification of any obligations secured hereby in any form whatsoever, including without limitation the renewal, extension, compromise, acceleration or other change in time for payment or terms of such obligations, increase or decrease of the rate of interest thereon, or other change in the terms of such obligations or any part thereof, and Trustor agrees to execute such amendments to this Deed of Trust as Beneficiary may reasonably require to reflect that this Deed of Trust secures the obligations secured hereby as modified.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust and Security Agreement and Fixture Filing with Assignment of Rents as of the day first written above.

                       CALIFORNIA PROSPECTORS, LTD.,
                       a Nevada Limited Liability Company

                            By: /s/ FERENC B. SZONY
                               ----------------------
                                   Its: Manager


                                    "Trustor"

STATE OF NEVADA   )
                  )ss.
COUNTY OF WASHOE  )

         This instrument was acknowledged before me on May 30, 2002, by Ferenc B. Szony, as Manager of California Prospectors, Ltd.

                                       24

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 22-25000

                                  Notary Public        Diane Y. Sanders
                                                --------------------------------
                                  My Commission Expires:        6/19/2002
                                                         -----------------------

                                       25

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 22-25000

                                   Exhibit "A"

                                Legal Description

                                       26

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                Las Vegas, Nevada
                                 (702) 22-25000

APN No.  038-230-24 (Washoe County)
         038-230-02 (portion) (Washoe County)
         038-241-07 (Washoe County)
         038-241-08 (portion) (Washoe County)
         023-100-13 (Sierra County)
WHEN RECORDED MAIL TO:
Nevada State Bank
P.O. Box 2351
Reno, Nevada  89505




                    DEED OF TRUST AND SECURITY AGREEMENT AND
                     FIXTURE FILING WITH ASSIGNMENT OF RENTS

     THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING WITH ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the day of 31st May, 2002, by LAST CHANCE, INC., a Nevada corporation (the "Trustor"), to WESTERN TITLE COMPANY, INC. ("Trustee"), for the benefit of NEVADA STATE BANK ("Beneficiary").

                                    RECITALS:
                                    --------

     A. Pursuant to that certain Reducing Revolving Line of Credit Loan Agreement of even date herewith and any amendment, modification or change thereto (the "Loan Agreement") between Trustor, The Sands Regent, a Nevada corporation, and Zante, Inc., a Nevada corporation, as the borrower (collectively, the "Borrower"), and Beneficiary as lender, Beneficiary has agreed to make a loan to Borrower on the terms and conditions set forth therein. Unless the context otherwise requires, all capitalized words or terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     B. Pursuant to the Loan Agreement, the Borrower's obligations evidenced by the Loan Agreement are required to be secured by, among other things, this Deed of Trust.

     C. The parties acknowledge that certain provisions of this Deed of Trust may be subject to the laws, rules and regulations (the "Applicable Gaming Laws") of the gaming authorities (the "Gaming Authorities") of the State of Nevada and of other governmental jurisdictions, including, but not limited to, the Nevada State Gaming Control Board, the Nevada Gaming Commission and the City of Reno Gaming and Liquor Board.

I.   GRANTS AND OBLIGATIONS SECURED.

     A.  Grants.

                                        1

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

         1.01. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Beneficiary, with power of sale and right of entry and possession, all right, title and interest of Trustor now or hereinafter existing in and to that certain real property situated in the Washoe County, Nevada, and Sierra County, California, described in Exhibit "A" attached hereto and made a part hereof (the "Land"), including any leasehold estate now or hereafter held or acquired by Trustor in and to the Land under any lease relating thereto, as the same may from time to time be supplemented, modified, amended, renewed or extended, including that certain Gold Ranch Casino Lease dated December 27, 2001, between Prospector Gaming Enterprises, Inc., a Nevada corporation, doing business as Gold Ranch Casino & RV Resort, and Target Investments, L.L.C., a Nevada limited liability company, collectively as lessor, and Last Chance, Inc., a Nevada corporation, as lessee, a Memorandum of which was recorded on May 31, 2002, Official Records, Washoe County,
Nevada, as Document No. 2695017 (the "Lease"), together with all right, title and interest of Trustor therein and in and to:

               (a) All buildings and other improvements now or hereafter located on the Land, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment (including Gaming Equipment (as hereinafter defined)), appliances, furnishings, inventory, fixtures, and other property used or useable in connection with the Land and the improvements thereon, including, but not limited to, all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any building now or hereafter on the Land (the "Improvements").

               (b) All the rights, rights of way, easements (including, without limitation, that certain Sign Easement executed by Target Investments, L.L.C., a Nevada limited liability company, in favor of Trustor to be recorded concurrently herewith), licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land and/or the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same.

               (c) All rentals, earnings, income deposits, security deposits, receipts, royalties, revenues, issues and profits which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from the Land and/or the Improvements and any part thereof, including, without limitation, those arising under that certain lease wherein Foodmaker, Inc., (also known as Jack in the Box, Inc.) is the tenant, as evidenced by a Memorandum of Lease recorded on June 18, 1999, in the Office of the County Recorder, Washoe County, Nevada,

                                        2

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
as Document No. 2352421, subject, however, to the right, power and authority conferred upon Trustor to collect and apply such proceeds set forth herein.

               (d) All deposits made with or other security given to utility companies by Trustor with respect to the Land and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to such insurance. Any of the foregoing arising or acquired by Trustor after the date hereof, the Land, the Improvements, and the other property described in subparagraphs (a), (b), (c), and (d) of this Section
1.01 are collectively defined hereinafter as the "Property".

         1.02. Trustor hereby grants a security interest to Beneficiary in all of the following described property and any and all proceeds thereof (sometimes all of such being collectively referred to herein as the "Collateral"):

               (a) all existing and future goods and tangible personal property located on the Property or wherever located now owned or hereafter acquired or leased by Trustor and used or useable in connection with the use, operation or occupancy of the Property including, but not limited to, all appliances, furniture and furnishings, fittings, materials, supplies, equipment and fixtures, and all supplies, and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein; and all renewals or replacements thereof or articles in substitution thereof;

               (b) all general intangibles relating to design, operation, management and use of the Property (except, with respect to Casino Licenses, as prohibited by Applicable Gaming Laws), including, but not limited to, (i) all names under which or by which the Property or the Improvements may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all goodwill, trademarks, tradenames and service marks in any way relating to the Property, (ii) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the operation and use of the Property, (iii) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the use, occupancy or operation of the Property, excluding, however, Casino Licenses, (iv) all materials prepared for filing or filed with any governmental agency, and (v) all of Trustor's rights under any contract in connection with the development, design, use, operation and management of the Property, including, without limitation, that certain Contract Dealer Gasoline Agreement dated January 12, 1998, between ARCO Products Company, and Prospector Gaming Enterprises, Inc., as amended from time to time;

               (c) all service, engineering, consulting, leasing, architectural and other similar contracts of any nature as such may be modified, amended or supplemented from time to time, concerning the management, operation, occupancy, use, and/or disposition of any portion of or all of the Property;

                                        3

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

               (d) all architectural drawings, plans, specification, soil tests, feasibility studies, appraisals, engineering reports and similar materials relating to any portion of or all of the Property;

               (e) all reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the operation, occupancy, use and disposition of any portion of or all of the Property;

               (f) all proceeds and claims arising on account of any damage to or taking of the Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Property;

               (g) all policies of, and proceeds resulting from, insurance relating to the Property or any of the above collateral, and any and all riders, amendments, extensions, renewals, supplements or extensions thereof, and all proceeds thereof;

               (h) all of the Trustor's right, title and interest in, to and under the following:

                   (i) that certain Option To Purchase The Gold Ranch Casino Property And Improvements, The Leachfield Property, The Frontage Parcel, The California Lottery Station And The California Lottery Property, And The Right of First Refusal dated December 27, 2001, entered into by and among Prospector Gaming Enterprises, Inc., a Nevada corporation, Target Investments, L.L.C., a Nevada Limited Liability Company, and Last Chance, Inc., a Nevada corporation, as evidenced by that certain Memorandum of Option recorded on May 31, 2002, in the Office of the County Recorder, Washoe County, Nevada, as Document
No. 2695018, and on May 31, 2002, in the Office of the County Recorder, Sierra County, California, as Document No. 2002134951;

                   (ii) that certain Water And Sewer Service Agreement dated December 27, 2001, entered into by and among Prospector Gaming Enterprises, Inc., a Nevada corporation, Target Investments, LLC, a Nevada Limited Liability Company, Stremmel Capital Group, Ltd., a Nevada Limited Liability Company, and Last Chance, Inc., a Nevada corporation;

                   (iii) that certain Option to Purchase All Assets of Gold Ranch RV Resort Business And Right of First Refusal dated December 27, 2001, entered into by and between Gold Ranch R.V. Resort, LLC, a Nevada Limited Liability Company, and Last Chance, Inc., a Nevada corporation;


                   (iv) that certain Option To Purchase The RV Resort Property And Right of First Refusal dated December 27, 2001, entered into by and between Prospector Gaming Enterprises, Inc., a Nevada corporation, and Last Chance, Inc., a Nevada corporation, as evidenced

                                       4

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
by that certain Memorandum of Option recorded on May 31, 2002, in the Office of the County Recorder, Washoe County, Nevada, as Document No 2695044, and on May 31, 2002, in the Office of the County Recorder, Sierra County, California, as Document No. 2002134950; and

                   (v) that certain Contract Dealer Gasoline Agreement dated January 12, 1998, as amended from time to time, entered into by and between ARCO Products Company, a division of Atlantic Richfield Company, and Prospector Gaming Enterprises Inc.

               (i) all proceeds, whether cash, promissory notes, contract rights, or otherwise, of the sale or other disposition of all or any part of the estate of Trustor in and to the Property now or hereafter existing thereon.

     The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Land. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of the Nevada Uniform Commercial Code. This filing is to be recorded in the real estate records of the county in which the Land is located. In that regard, the following information is provided:

         Name of Debtor:                    LAST CHANCE, INC.

         Address of Debtor:                 See Paragraph 5.12

         Name of Secured Party:             NEVADA STATE BANK

         Address of Secured Party:          See Paragraph 5.12

     Trustor warrants and agrees that there is no financing statement covering the foregoing Collateral, the Property, or any part thereof, on file in any public office, except for those in favor of Beneficiary and those to be released upon the recordation hereof.

     1.03. Trustor hereby assigns and transfers to Beneficiary, as additional security, all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property, with the right in Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall not be required to do so.

  B. Definitions of Certain Terms.

                                        5

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     1.04. As used herein, the following words or terms shall have the following meanings:

           "Applicable Gaming Laws" has the meaning set forth in Recital C above.

           "Casino" means a gaming establishment owned, directly or indirectly, by Trustor and any hotel, building, restaurant, theater, amusement park, other entertainment facility, parking facilities, retail shops, land, equipment and other property asset directly ancillary thereto and used or to be used in connection therewith.

           "Casino License" means any material license, franchise or other approval or authorization required to own, lease or operate a Casino, or otherwise conduct gaming in any jurisdiction in which Trustor conducts, or proposes in good faith to conduct, gaming business, including any applicable liquor license.

           "Gaming Authorities" has the meaning set forth in Recital C above.

           "Gaming Equipment" means all equipment and supplies used in the operation of a Casino, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other gaming devices (as defined in NRS 463.0155), cashless wagering systems (as defined in NRS 463.014) and associated equipment (as defined in NRS 463.0136)

  C. Obligations Secured.

     1.05. This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may determine:

           (a) Payment of the indebtedness evidenced by a Reducing Revolving Promissory Note Secured By Deed of Trust of even date herewith and any renewals, extensions, modifications or amendments thereof, in the principal amount of SEVENTEEN MILLION AND NO 100/THS DOLLARS ($17,000,000.00 (the "Note"), executed by the Borrower, and payable to Beneficiary, together with interest thereon, which is made a part hereof by reference. The Note contains provisions for changes in the rate of interest charged thereunder from time to time.

           (b) Payment of such further sums as Borrower, hereafter may borrow from Beneficiary when evidenced by another note or notes, reciting it is so secured, payable to Beneficiary or order and made by Borrower, and all renewals, extensions, modifications or amendments of such note or notes.

                                        6

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

           (c) Payment of all other moneys herein agreed or provided to be paid by Borrower or Trustor and performance of all other obligations of Borrower or Trustor contained herein and in the Loan Agreement.

           (d) Performance of each agreement of Trustor contained in any other agreement given by Trustor to Beneficiary which is for the purpose of further securing any indebtedness or obligation secured hereby.

II. COVENANTS OF TRUSTOR.

  A. Condition and Operation of Property.

     2.01. Trustor agrees (i) to keep the Property in good condition and repair;
(ii) not to commit or permit any waste or deterioration of the Property; (iii) not to commit or permit any substantial removal, demolition or alteration of the Property except for such alterations as may be required by law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property, other than as contemplated under the Lease; (iv) to complete in good and workmanlike manner any construction or restoration which may be performed on the Property; (v) to promptly restore any portion of the Property which may be damaged or destroyed; (vi) subject to the Loan Agreement, not to permit any mechanics' or materialmen's liens against the Property; and (vii) to perform each of Trustor's obligations set forth in the Loan Agreement.

     2.02. Trustor shall not commit, permit or allow to exist, any material violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the Property or of any matter of record affecting the Property.

     2.03. Trustor shall maintain, or cause to be maintained, proper and accurate books, records and accounts reflecting all items of income and expense in connection with the operation of the Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Trustor or by any other person or entity whatsoever excepting persons unrelated to and unaffiliated with Trustor.

  B. Insurance.

     2.04. Trustor shall, at all times, provide, maintain and keep in force all of the following:

           (a) A policy or policies of commercial general liability insurance with respect to the Property, including but not limited to owners and contractors liability, contractual liability, personal injury, completed operations, and broad form property damage, insuring Trustor and Beneficiary, as their interests may appear, against loss for any occurrence resulting in bodily injury to or the death of one or more persons and consequential damages arising therefrom and property damage involving injury or destruction of the tangible property of third parties in the

                                        7

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
amount of no less than $2,000,000.00, combined single limit. All policies should be on an "occurrence" basis with Beneficiary named as an additional insured under such policy or policies.

           (b) A policy or policies of fire hazard insurance insuring the Property against loss or damage on an "All-Risk" basis and against such other risks or hazards as Beneficiary may from time to time reasonably designate in the amount of not less than 100% of the full replacement value of the Property without deduction for physical depreciation. Beneficiary shall be named as loss payee under such policy or policies.

           (c) If requested by Beneficiary, flood insurance upon the Property in the event that such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable legislation. Beneficiary shall reserve the right to require that Trustor secure flood insurance in excess of the amount provided by the Flood Disaster Protection Act of 1973, if such insurance is commercially available, up to the amount provided in Paragraph 2.04(a) hereof.

           (d) If requested by Beneficiary, statutory workers' compensation insurance (including employer's liability in amounts required by the State Industrial Insurance System and, if applicable, insurance covering claims of workers against employers arising under Federal law) covering Trustor and employees of Trustor, in such form as is reasonably satisfactory to Beneficiary and in amounts not less than any minimum amounts established by law.

           (e) Such other insurance (including, but not limited to, rent loss insurance for a period of at least six (6) months and business interruption insurance), and in such amounts, as may from time to time be reasonably required by Beneficiary.

           The rights of Beneficiary under such policies shall be subject to the rights, if any, of the lessor under the Lease. Trustor may fulfill its obligation for providing the above referenced insurance policies through blanket insurance coverage. Such insurance policies shall be updated at Lender's request, but not less frequently than annually during the Loan term.

     2.05. All policies required by Paragraph 2.04, except for workers' compensation insurance, shall (i) be subject to the reasonable approval of Beneficiary as to the insuring companies, amount, content and forms of policies and expiration dates, (ii) with respect to the insurance referred to under Paragraphs 2.04 (b) and (c) above, contain a Non-Contributory Standard Mortgagee Clause and the Lender's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents, in favor of Beneficiary, (iii) with respect to the insurance referred to under Paragraphs 2.04 (b) and (c) above, provide that the proceeds thereof shall be payable to Beneficiary (to the extent of its interest), (iv) provide that it cannot be modified or cancelled, to the extent that such modification or cancellation substantially affects the Property, or Beneficiary's interest therein, without thirty days' prior written notice to Beneficiary, and (v) be primary and non-contributory with any other insurance of Beneficiary.

                                        8

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     2.06. Except for workers' compensation insurance, Trustor shall furnish to Beneficiary a certificate of each policy required under Paragraph 2.04 and, at least thirty days prior to expiration of any such policy, proof of issuance of a policy continuing in force the coverage provided by the expiring policy. In the event Trustor shall fail to maintain the insurance coverage required by this Deed of Trust, Beneficiary may (but shall be under no obligation to) take out the required policies of insurance and pay the premiums on the same and all amounts so advanced therefor by Beneficiary shall become an additional obligation of Trustor to Beneficiary, which amounts, together with interest thereon at the Default Rate (as defined and provided for in the Note), Trustor agrees to pay.

     2.07. After the happening of any casualty insured against under Paragraph 2.04, Trustor shall give prompt written notice thereof to Beneficiary.

     2.08. Trustor hereby assigns to Beneficiary all casualty insurance proceeds which it may be entitled to receive and such proceeds shall be delivered to and held by Beneficiary to be applied to the restoration of any portion of the Property that has been damaged or destroyed to the same condition, character and value as existed prior to such damage or destruction so long as the following conditions have been satisfied: (i) Trustor is not in default hereunder; (ii) Beneficiary's security is not materially impaired; and (iii) Trustor deposits with Beneficiary any additional amounts necessary to accomplish such restoration. The proceeds disbursed for restoration will be released to Trustor under procedures reasonably required by Beneficiary. In the event that the above conditions are not satisfied, Beneficiary shall have the option to apply the insurance proceeds upon any indebtedness secured hereby in such order as Beneficiary may determine or release such proceeds to Trustor without such release being deemed a payment of any indebtedness secured hereby, rather than to apply such proceeds to the restoration of the Property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. If the Property is restored at a cost less than the available insurance proceeds and deposits, then such excess proceeds and deposits shall, if Trustor is not then in default hereunder, be paid over to Trustor.

     2.09. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee to the extent that such insurance policy affects the Property.

  C. Payments.

     2.10. Trustor shall pay the principal, interest and other charges due under the Note and the Loan Agreement according to their terms.

     2.11. Trustor shall pay or cause to be paid:

           (a) Subject to any right of contest contained in the Loan Agreement, prior to the assessment of any penalty or delinquency, all taxes, assessments and other governmental or

                                        9

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
public charges affecting the Property, including assessments on appurtenant water stock, and any accrued interest, cost and/or penalty thereon and shall submit paid receipt therefor to Beneficiary upon request.

           (b) When due, all encumbrances (including any debt secured by deed of trust), ground rents, liens, and/or charges, with interest, on the Property or any part thereof which appear to be prior or superior hereto and all costs, fees and expenses related thereto.

           (c) When due, all charges for utilities or services including, but not limited to, electricity, gas, water and sewer.

     2.12. At the request of Beneficiary, Trustor shall pay to Beneficiary on the first day of each month, together with and in addition to the regular installments of principal and interest due under the Note, until the indebtedness secured hereby is paid in full, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments, insurance premiums, and other similar charges as estimated by Beneficiary to be sufficient to enable Beneficiary to pay at least thirty (30) days before they become due, all taxes, assessments, insurance premiums, and other similar charges against the Property. Beneficiary shall not be obligated to pay interest on any such sums. Upon demand of Beneficiary, Trustor shall deliver to Beneficiary such additional sums as are necessary to enable Beneficiary to pay such taxes, assessments, insurance premiums and similar charges. Provided that there then exists no Event of Default under the Loan Agreement, Beneficiary shall apply such sums to the payment of taxes, assessments and/or insurance premiums, as appropriate.

     2.13. Trustor shall pay immediately, upon demand, after expenditure, all sums expended or expenses incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust, including without limitation, any fees and expenses (including reasonable attorneys' fees) incurred in connection with any reconveyance of the Property or any portion thereof, or to compel payment of the Note or any portion of the indebtedness evidenced thereby or in connection with any default thereunder, including without limitation attorneys' fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceeding, with interest from date of expenditure at the Interest Rate provided for in the Note.

     2.14. Trustor shall pay the reasonable amount demanded by Beneficiary or its authorized servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

  D. Leasehold Mortgage Provisions.

     2.15. Trustor hereby warrants and represents as follows with respect to:

                                       10

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

           (a) The Lease is in full force and effect, unmodified by any writing or otherwise, except as has been specifically disclosed to Beneficiary;

           (b) All rent, additional rent, and other charges reserved in the Lease have been paid to the extent they are payable as of the date hereof;

           (c) Trustor enjoys the quiet and peaceful possession of the Land pursuant to the terms of the Lease;

           (d) Trustor is not in default under any of the terms of the Lease, and, to the best of Trustor's knowledge, there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default under the Lease; and

           (e) To the best of Trustor's knowledge the lessor under the Lease (the "Lessor") is not in default under any of the terms or provisions thereof on the part of the Lessor to be observed or performed.

     2.16. Trustor further covenants and agrees as follows:

           (a) Trustor shall promptly and faithfully observe, perform, and comply with all the terms, covenants, and provisions of the Lease on Trustor's part to be observed, performed, and complied with, at the times set forth in the Lease, without any allowance for grace periods, if any;

           (b) Trustor shall not do, permit, suffer, or refrain from doing anything as a result of which there could be a default under or breach of any of the terms of the Lease;

           (c) Except for renewals, extensions and rent re-determinations pursuant to the terms of the Lease, Trustor shall not cancel, surrender, modify, amend, or in any way alter or permit the alteration of any of the terms of the Lease without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed;

           (d) Trustor shall give Beneficiary immediate notice of any default by any party to the Lease and promptly deliver to Beneficiary a copy of each notice of default received by Trustor in connection with the Lease;

           (e) Trustor shall furnish to Beneficiary copies of such information and evidence as Beneficiary may reasonably require concerning Trustor's due observance, performance, and compliance with the terms, covenants and provisions of the Lease; and

           (f) Any material default by Trustor under the Lease shall constitute a default hereunder.

                                       11

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     2.17. Trustor agrees that the fee title and the leasehold estate in the Land under the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Lessor thereunder, Trustor, or a third party, whether by purchase or otherwise. If Trustor acquires the fee title or any other estate, title, or interest in the Land, or any part thereof, the lien of this Deed of Trust shall attach to, encumber, and be a lien upon such acquired estate, title, or interest, with the same force and effect as if specifically encumbered herein. Trustor agrees to execute all instruments and documents which Beneficiary may reasonably require to ratify, confirm, and further evidence Beneficiary's lien on the acquired estate, title, or interest. Furthermore, Trustor hereby appoints Beneficiary its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Trustor. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness secured hereby remains unpaid.

     2.18. If the Lease is cancelled or terminated, and if Beneficiary or its nominee shall acquire an interest in any new lease of the Land, Trustor shall have no right, title, or interest in or to the new lease or the leasehold estate created by such new lease.

     2.19. Trustor shall use its best efforts to obtain and deliver to Beneficiary within twenty (20) days after written demand by Beneficiary, an estoppel certificate from the Lessor under the Lease setting forth: (i) the name of the Lessor thereunder; (ii) that the Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification); (iii) the basic rent payable under the Lease; (iv) the date to which all rental charges have been paid by the tenant under the Lease; (v) whether, to Lessor's knowledge, there are any alleged defaults, or existing conditions that, with or without notice or after lapse of time could constitute an alleged default, of the tenant under the Lease and, if there are, setting forth the nature thereof in reasonable detail; and (vi) agreeing to furnish Beneficiary with written notice of any default by Trustor thereunder.

     2.20. Notwithstanding any provision to the contrary or apparently to the contrary contained in this Deed of Trust, Beneficiary shall have no liability or obligation under the Lease by reason of its acceptance of this Deed of Trust. Beneficiary shall be liable for the obligations of the tenant arising under the Lease for only that period of time which Beneficiary is in possession of the Land, or has acquired, by foreclosure or otherwise, and is holding all of Trustor's right, title, and interest therein.

     2.21. Trustor further covenants and agrees as follows:

           (a) If there shall be filed by or against Trustor a petition under the Bankruptcy Code (11 U.S.C. ` 101 et seq.), and Trustor, as lessee under the Lease, shall determine to reject the Lease pursuant to the Bankruptcy Code, Trustor shall give Beneficiary not less than ten (10) days' prior notice of the date on which Trustor shall apply to the Bankruptcy Court for authority to reject the Lease. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten-day period a notice stating that: (i) Beneficiary demands that Trustor assume and assign the Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code; and (ii) Beneficiary

                                       12

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Lease. If Beneficiary serves upon Trustor the notice described in the preceding sentence, Trustor shall not seek the rejection of the Lease and shall comply with the demand provided for in clause (i) within thirty (30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (ii); and

           (b) Effective upon the entry of an order for relief in respect of Trustor under the Bankruptcy Code, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the Bankruptcy Court for an order extending the period during which the Lease may be rejected or assumed.

  E. Condemnation.

     2.22. If the Property, or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor to which Trustor shall be entitled, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage to the extent of the interests of Trustor therein. All such compensation, awards, damages, rights of action and proceeds to which Trustor shall be entitled (the "Proceeds") are hereby assigned to Beneficiary, who shall after deducting therefrom all its reasonable expenses, including attorneys' fees, apply or release the Proceeds with the same effect and as provided in Paragraph 2.08 above with respect to disposition of insurance proceeds; provided, that if there are any excess Proceeds after application thereof to the restoration of the Property, Beneficiary shall be entitled to apply such excess to the reduction of the principal balance due under the Note. Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require. Nothing herein contained shall prevent the accrual of interest as provided in the Note on any portion of the Note to be paid by the Proceeds until the Proceeds are received by Beneficiary.

  F. Rents and Leases.

     2.23. Trustor shall submit to Beneficiary for its prior written approval the form of the tenant lease to be used by Trustor for leasing any portion of the Improvements, and after approval by Beneficiary, Trustor shall not materially modify such form of lease without the prior written consent of Beneficiary. Beneficiary shall approve, or give reasonable justification for not approving, such Lease modification within five (5) days following request by Trustor. Notwithstanding the foregoing, Trustor may modify any Lease to increase the leased premises thereunder without Beneficiary's consent provided that the rent for such increased premises shall be not less than the existing rent under such Lease. Trustor shall promptly provide Beneficiary with a copy of any Lease modification. Trustor shall not accept prepayments of rent for more than one (1) month, and up to two (2) months' rent as security deposits, and shall perform all covenants of the lessor under all leases affecting the Property (other than the Lease) ("Leases"). "Leases", as used herein, includes any extensions or renewals thereof and any amendments consented to by Beneficiary. Except in the

                                       13

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
event of a default under any Lease, Trustor shall not terminate any Lease without the prior written consent of Beneficiary and shall not consent to any assignment under any Lease without the prior written consent of Beneficiary unless Trustor is required to consent thereto under the terms of such Lease. Trustor shall immediately give notice to Beneficiary of any default under any of the Leases it receives or delivers. Beneficiary shall have the right but not the obligation, to cure any default of Trustor under any of the Leases (if such default is not cured by Trustor within fifteen (15) days following written notice thereof to do so) and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Loan Agreement.

     2.24. Each Lease of any portion of the Improvements shall be absolutely subordinate to the lien of this Deed of Trust but Beneficiary hereby agrees that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder such lease shall not be terminated and shall contain a provision satisfactory to Beneficiary that the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Lease for the balance of the term of such Lease then remaining upon the same terms and conditions. Each such Lease shall, at the request of Beneficiary, be assigned to Beneficiary and each such assignment shall be recorded.

     2.25. Notwithstanding anything to the contrary contained herein, but subject to Applicable Gaming Laws as of the execution of this Deed of Trust, or as amended from time to time, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases, income, rent, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds of the Property to which Trustor may be entitled, whether now due, past due or to become due. The assignment of the Leases constitutes an irrevocable direction and authorization of all tenants under the Leases to pay all rent, income and profits into an account specified by Beneficiary upon demand and without further consent or other action by Trustor. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases, and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.25 or under Paragraph 2.35 hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the Note secured hereunder, so long as no Event of Default, as defined in the Loan Agreement, shall have occurred, Trustor shall have a license to collect all income, rents, issues, deposits, profits and proceeds from the Property. Upon the occurrence of an Event of Default, such license shall be deemed revoked and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of

                                       14

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada

                                 (702) 222-2500

Trustor in the instruments, including without limitation checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

  G. Other Rights and Obligations.

     2.26. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants in Article I hereof, Trustor shall collaterally assign to Beneficiary Trustor's interest in all agreements, contracts, leases (excluding Casino Licenses), licenses and permits affecting the Property in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

     2.27. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any taxes, assessments or other similar charges against the Property upon Beneficiary, the indebtedness secured hereby shall immediately become due and payable at the option of Beneficiary; provided, however, that such election by Beneficiary shall be ineffective if such law either (a) shall not impose a tax upon Beneficiary nor increase any tax now payable by Beneficiary or (b) shall impose a tax upon Beneficiary or increase any tax now payable by Beneficiary and prior to the due date: (i) Trustor is permitted by law and can become legally obligated to pay such tax or the increased portion thereof (in addition to all interest, additional interest and other charges payable hereunder and under the Note) without exceeding the applicable limits imposed by the usury laws of the State of Nevada; (ii) Trustor does pay such tax or increased portion; and (iii) Trustor agrees with Beneficiary in writing to pay, or reimburse Beneficiary for the payment of, any such tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. The obligations of Trustor under such agreement shall be secured hereby.

     2.28. If required by Beneficiary at any time during the term of this Deed of Trust, Trustor will execute and deliver to Beneficiary, in form satisfactory to Beneficiary, an additional security agreement and/or financing statement covering all personal property of Trustor which may at any time be furnished, placed on, or annexed or made appurtenant to the Property and used, useful or held for use, in the operation of the improvements thereon. Any breach of or default under such security agreement shall constitute an event of default under this Deed of Trust.

     2.29. Trustor shall do any and all acts which, from the character or use of the Property or the Collateral, may be reasonably necessary to protect and preserve the security of Beneficiary, the specific enumerations herein not excluding the general.

                                       15

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     2.30. Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance upon or affecting the Property, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declaration of covenants, easements, conditions and/or restrictions and other agreements which affect the Property, in law or in equity, which Beneficiary reasonably believes may be prior and superior to the lien or charge of this Deed of Trust. A breach of or a default under any such lien or encumbrance shall constitute an event of default under this Deed of Trust.

     2.31. Upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized and payment by Trustor of all attorneys' fees, costs and expenses in connection with any action and/or actions (including the cost of evidence or search of title), which may be brought for the foreclosure of this Deed of Trust, and/or for possession of the property covered hereby, and/or for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided shall be secured hereby.

     2.32. No personal property covered by the security interest granted herein may be removed from the Property without the prior written consent of Beneficiary unless Trustor shall immediately replace such personal property with similar property of equivalent value on which Beneficiary has a valid first lien, or unless such removal shall not result in any substantial impairment of Beneficiary's security hereunder.

     2.33. Except for subleases of portions of the Property in the ordinary course of business, in the event that the interest of Trustor in the Property, or any part thereof, or any interest therein is sold, conveyed, alienated, further encumbered or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, conveyance, alienation, encumbrance or transfer, regardless of whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action, in connection with any previous sale, conveyance, alienation, encumbrance or transfer and whether or not the holder has received any payments after said transfer. Notwithstanding the foregoing, Beneficiary understands that Trustor intends to further encumber all or a portion of the Property with a deed of trust in favor of Prospector Gaming Enterprises, Inc., a Nevada corporation, to secure an obligation in a principal amount not to exceed $6,000,000. Beneficiary consents to such further encumbrance so long as the lien thereof shall at all times be subject and subordinate to the lien of this Deed of Trust.

     2.34. Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence, perfect or continue the perfection of the lien and security interest granted by Trustor herein.

                                       16

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     2.35. Following a fifteen (15) day written notice to Trustor (unless Beneficiary reasonably determines that emergency circumstances exist which would make the giving of such notice impractical), unless Trustor is contesting such matter in accordance with the loan documents executed in connection herewith, at the time and in the manner herein provided, Beneficiary may, without releasing Trustor from any obligation hereunder and without waiving its right to declare a default or impairing any declaration of default as herein provided or any sale proceeding predicated thereon:

           (a) Make any payment or perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon and take possession of the Property for such purposes;

           (b) Commence, appear in and/or defend (except for actions commenced by Beneficiary) any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, and/or the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee or Beneficiary (Trustor shall also have the right to appear in or defend any such action and Trustor and Beneficiary shall reasonably cooperate in any action or proceeding in which their interests are the same or similar);

           (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder; and

           (d) Upon an Event of Default hereunder or under the Note, and subject to the provisions of the Lease, the rights of subtenants, and the laws, regulations and policies of any governmental or quasi-governmental agency with jurisdiction over the Property, Beneficiary is authorized either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to enter into and upon and take and hold possession of any portion or all of the Property, both real and personal, and exclude Trustor and all other persons therefrom; and to operate and manage the Property and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value thereof, and collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary (subject to the license in favor of Trustor granted above), and from time to time apply and/or accumulate such income, rents, issues, profits and proceeds in such order and manner as Beneficiary or such receiver in its sole discretion shall consider advisable, to or upon the following: the expense of receivership, if any, the proper costs of upkeep, maintenance, repair and/or operation of the Property, the repayment of any sums theretofore or thereafter advanced pursuant to the terms of this Deed of Trust upon the indebtedness secured hereby, the taxes and assessments upon the Property then due or next to become due, and/or upon the unpaid principal of such indebtedness. The collection and/or receipt of income, rents, issues, profits and/or proceeds from the Property by Beneficiary, its agent or receiver, after declaration of default and election to cause the Property to be

                                       17

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
sold under and pursuant to the terms of this Deed of Trust shall not affect or impair such default or declaration of default or election to cause the Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such income, rents, issues, profits and/or proceeds. Any such income, rents, issues, profits and/or proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be applied in the same manner and for the same purposes as the proceeds of the sale. Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph and any of the actions referred to in this Paragraph may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness evidenced by the Note.

III. DEFAULTS AND REMEDIES.
     ---------------------

  A. Defaults.

     3.01. An Event of Default under the Loan Agreement shall be an Event of Default hereunder.

  B. Remedies.

     3.02. Upon the occurrence of any Event of Default hereunder, or under the Loan Agreement or any other documents executed in connection herewith, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage, or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust, the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed or deeds conveying the Property, or any portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed or deeds of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

                                       18

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     3.03. Beneficiary, from time to time before Trustee's sale, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note, the Loan Agreement and/or of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.

     3.04. After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale as required by applicable law.

     3.05. If Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms hereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

     3.06. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

     3.07. Subject to any notice requirement and opportunity to cure contained herein, in the case of an Event of Default hereunder, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under it, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.

     3.08. Beneficiary and Trustee acknowledge, understand and agree that, to the extent the prior approval of the Gaming Authorities of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any

                                       19

                       Hale Lane Peek Dennison and Howard
                         Attorneys and Counsellort Law
                               Las Vegas, Nevada
                                 (702) 222-2500
other Loan Document (as defined in the Loan Agreement), or the taking of any action that may be taken by Beneficiary or Trustee hereunder or under any other Loan Document, including without limitation the taking of possession and disposition of collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in Nevada Revised Statutes 463.0155, 463.014 and 463.0136), such remedy or action shall be subject to such prior approval of the Gaming Authorities of the State of Nevada and the Beneficiary or Trustee may be subject to being called forward for licensing or a finding of suitability. All rights, remedies and powers provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of Applicable Gaming Laws, and all provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws, which may be controlling.

     3.09. All rights, remedies and powers in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any provision of the Applicable Gaming Laws, and all the provisions of this Deed of Trust are intended to be subject to all mandatory provisions of the Applicable Gaming Laws which may be controlling.

IV.  COLLATERAL.
     ----------

     4.01. With respect to the security interest granted in Paragraph 1.02, Beneficiary shall have all the rights and remedies granted to a secured party under Article 9 of the Uniform Commercial Code, as well as all other rights and remedies available at law or in equity; provided that Beneficiary shall first apply for and receive all required approvals of the Gaming Authorities having jurisdiction over the sale and disposition of Gaming Equipment prior to the sale or disposition thereof. Upon an Event of Default, Trustor shall, upon the demand of Beneficiary, assemble all of such personal property and make it available to Beneficiary at the Property, which is hereby agreed to be reasonably convenient to Beneficiary. The proceeds of any sale of such personal property shall be applied first to the expenses of Beneficiary in retaking, holding, preparing for sale, selling or similar matters, including reasonable attorney's fees.

     4.02. Until Beneficiary exercises its right to collect proceeds of the Collateral pursuant hereto, Trustor will collect with diligence any and all proceeds of the Collateral. Upon an Event of Default and written request by Beneficiary, any proceeds received by Trustor shall be in trust for Beneficiary, and Trustor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Beneficiary and shall deliver such collections at such time as Beneficiary may request to Beneficiary in the identical form received, properly endorsed or assigned when required to enable Beneficiary to complete collection thereof.

     4.03. Trustor shall (i) permit representatives of Beneficiary to inspect the Collateral and Trustor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under reasonable procedures acceptable to Beneficiary, at Trustor's expense; (ii) promptly notify Beneficiary of any attachment or other legal process levied

                                       20

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
against any of the Collateral; (iii) reimburse Beneficiary upon demand for any and all costs, including without limitation reasonable attorneys' and accountants' fees, and other expenses incurred in collecting any sums payable by Trustor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (iv) notify Beneficiary of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location; (v) provide, maintain and deliver to Beneficiary certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, forms and by such companies as Beneficiary may reasonably require and with loss payable to Beneficiary, and in the event Beneficiary takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Beneficiary become the sole property of Beneficiary unless such insurance is effected through blanket policies; (vi) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof; and (vii) join with Beneficiary at its request from time to time in executing financing statements, amendments thereto and continuation statements, and pay the cost of the filing of the same whenever Beneficiary reasonably deems desirable, and execute and deliver to Beneficiary further documents and instruments and do such other acts and things as Beneficiary may reasonably request in order to effectuate fully the purposes and intent hereof. Trustor hereby authorizes Beneficiary to file financing statements, amendments, and continuation statements in such filing offices as Beneficiary may determine appropriate in connection with the security interest granted herein.

     4.04. Beneficiary may at any time, without prior notice to Trustor, collect proceeds of the Collateral and may give notice of assignment to any and all of Trustor's debtors, and Trustor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact to enforce in Trustor's name or in Beneficiary's name or otherwise all rights of Trustor in the Collateral and to do any and all things necessary and proper to carry out the purposes hereof; provided, however, Trustor shall have the right to collect, retain, use and enjoy such proceeds and enforce such rights subject to the terms hereof and the documents securing Trustor's obligations hereunder prior to any Event of Default under the Loan Agreement. It is hereby recognized that the power of attorney herein granted is coupled with an interest and shall not be revocable and Beneficiary shall have the right to exercise this power of attorney upon any Event of Default under the Loan Agreement. (Beneficiary shall promptly notify Trustor of any action taken by Beneficiary pursuant to this provision but Beneficiary's failure to do so shall not invalidate any such act, affect any of Trustor's obligations to Beneficiary or give rise to any right, claim or defense on the part of Trustor).

V.   MISCELLANEOUS PROVISIONS.
     ------------------------

     5.01. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

                                       21

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     5.02. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: reconvey any part of the Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     5.03. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the loan secured by this Deed of Trust.

     5.04. Subject to the provisions of the Lease, the rights of any subtenants, and any laws, regulations and policies of any governmental or quasi-governmental entity with jurisdiction over the Property, Beneficiary is authorized by itself, its agents, employees or workmen, to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Agreement and this Deed of Trust.

     5.05. Subject to the provisions of Paragraph 2.33 hereof, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Note, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     5.06. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

     5.07. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

     5.08. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trust created hereby is irrevocable by Trustor.

     5.09. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

                                       22

                       Hale Lane Peek Dennison and Howard
                         Attorneysnd Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     5.10. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, substitute a successor or successors for the Trustee named herein or acting hereunder.

     5.11. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

     5.12. All notices hereunder shall be deemed to have been duly given if by telefax, delivered by courier service or mailed by United States or Canadian registered or certified mail, with return receipt requested, postage prepaid to the parties at the following addresses (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon such personal delivery, or on the first day following receipt by courier service or telefax, or five (5) business days following mailing:

         To Trustor:                        Last Chance, Inc.
                                            345 N. Arlington
                                            Reno, Nevada  89501

         To Beneficiary:                    Nevada State Bank
                                            P.O. Box 2351
                                            Reno, Nevada 89505

     5.13. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth above.

     5.14. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto". Upon such reconveyance, any security interest granted herein shall be terminated.

     5.15. Without affecting the liability or obligations of any person, including Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may from time to time and without notice release any person liable for payment of any of said indebtedness or the performance of said obligations, extend the time of payment or (with the consent of Trustor) otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

     5.16. The provisions of this Deed of Trust governing the contractual rights and obligations of Trustor, Beneficiary and Trustee shall be construed according to the laws of the State of Nevada. Notwithstanding anything to the contrary contained herein, this Deed of Trust is subject

                                       23

                       Hale Lane Peek Dennison and Howard
                         Attorneysnd Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
to the Applicable Gaming Laws of the State of Nevada. Beneficiary and Trustee each agrees to cooperate with the Gaming Authorities of the State of Nevada in connection with the administration of their regulatory jurisdiction over Trustor, including the provision of such documents and other information as may be requested by the Gaming Authorities of the State of Nevada relating to Trustor or the Loan Documents. The provisions of this Deed of Trust are intended to be supplemental and in addition to the provisions contained in the Loan Agreement. Any assignment of this Deed of Trust shall be considered an assignment of the Note and the Loan Agreement.

     5.17. Regulatory Matters. Whenever in this Deed of Trust a right is given
           ------------------
to Beneficiary, which right is affected by Applicable Gaming Laws or the enforcement of which is subject to Applicable Gaming Laws, the enforcement of any such right shall be subject to Applicable Gaming Laws and approval, if so required, of the applicable Gaming Authorities. Without limiting the generality of the foregoing, Beneficiary acknowledges that (a) Beneficiary is subject to being called forward by the Gaming Authority of the State of Nevada, in their discretion, for licensing or a finding of suitability as a lender to a gaming licensee, and (b) to the extent the prior approval of the Gaming Authority of the State of Nevada is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary or under any other Loan Document, such remedy or action shall be subject to such prior approval of the Gaming Authority of the State of Nevada.

     5.18. This Deed of Trust may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

     5.19 This Deed of Trust is being executed in counterpart originals for recordation in the Office of the County Recorder, Washoe County, Nevada, and in the Office of the County Recorder, Sierra County, California.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust and Security Agreement and Fixture Filing with Assignment of Rents as of the day first written above.

                                         LAST CHANCE, INC., a Nevada corporation

                                         By:  /s/ Ferenc B. Szony
                                              ----------------------------------
                                              FERENC B. SZONY
                                              Its: President

                                                          "Trustor"

STATE OF NEVADA   )

                                       24

                       Hale Lane Peek Dennison and Howard
                         Attorneys and Counselors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                  )ss.
COUNTY OF WASHOE  )

     This instrument was acknowledged before me on May 30, 2002, by Ferenc B. Szony, as President of Last Chance, Inc.


                                                Diane Y. Sanders
                                                --------------------------------
                                                Notary Public
                                                My Commission Expires: 6/19/2002

                                       25

                       Hale Lane Peek Dennison and Howard
                         Attorneysnd Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                                   Exhibit "A"

                                Legal Description
                                -----------------

                                       26

                       Hale Lane Peek Dennison and Howard
                         Attorneysnd Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                             STOCK PLEDGE AGREEMENT
                             ----------------------

     This Stock Pledge Agreement is made and entered into this 31st day of May, 2002, by and between THE SANDS REGENT, a Nevada corporation (the "Pledgor"), and NEVADA STATE BANK ("Pledgee").

                              W I T N E S S E T H:
                              -------------------

     THIS PLEDGE AGREEMENT IS MADE AND ENTERED INTO WITH REFERENCE TO THE FOLLOWING FACTS:

     A. THE SANDS REGENT, a Nevada corporation, ZANTE, INC., a Nevada corporation, and LAST CHANCE, INC., a Nevada corporation (collectively, the "Borrower"), have executed and delivered to Pledgee a Reducing Revolving Line of Credit Promissory Note Secured By Deed of Trust in the principal amount of $17,000,000.00 of even date herewith (the "Note"), and a Reducing Revolving Line of Credit Loan Agreement of even date herewith (the "Loan Agreement");

     B. Pledgor is the holder of all of the issued and outstanding shares of common stock in ZANTE, INC., a Nevada corporation, and LAST CHANCE, INC., a Nevada corporation;

     C. Pledgor has agreed to execute this Stock Pledge Agreement, (the "Pledge Agreement") to secure the payment and performance of Pledgor's obligations under the Note and Loan Agreement; and

     D. Pledgor shall receive a substantial benefit if Pledgee makes the loan evidenced by the Note to Borrower.

     E. This Pledge Agreement is governed by the laws of Nevada, including, but not limited to, the Nevada Gaming Control Act (NRS. Ch. 463) (the "Act") and the regulations (the "NGC Regs" and together with the Act collectively the "Nevada Gaming Laws") of the Nevada Gaming Commission (the "Commission") as enforced by the State Gaming Control Board (the "Board" and together with the Commission collectively the "Nevada Gaming Authorities"), in their current form and as they may hereafter be amended from time to time.

     NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and other valuable consideration, the Pledgor hereby agrees with the Pledgee as follows:

     1. Defined Terms. The following terms used herein shall have the following
        -------------
meanings:

     "Code" means the Uniform Commercial Code from time to time in effect in the
      ----
State of Nevada.

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

     "Collateral" means the Pledged Stock and all Proceeds.
      ----------

     "Obligations" means all obligations of Pledgor under the terms and
      -----------
conditions of the Note and the Loan Agreement.

     "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or
      ----------------
otherwise modified from time to time.

     "Pledged Stock" means (a) 12,659 shares of capital stock of ZANTE, INC., a
      -------------
Nevada corporation ("Zante") listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever with respect to such shares of capital stock of Zante which may be acquired by the Pledgor in any manner while this Pledge Agreement is in effect, and (b) 100 shares of capital stock of LAST CHANCE, INC., a Nevada corporation ("Last Chance") listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever with respect to such shares of Capital Stock of Last Chance which may be acquired by the Pledgor in any manner which this Pledge Agreement is in effect. Zante and Last Chance are at times hereinafter referred to collectively as the "Corporation."

     "Proceeds" means all "proceeds" as such term is defined in the Uniform
      --------
Commercial Code in effect in the State of Nevada on the date hereof with respect to the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     2. Pledge; Grant of Security Interest. The Pledgor hereby grants to the
        ----------------------------------
Pledgee a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due of the Obligations. Pledgor agrees to deliver to Pledgee, or its agent, upon execution of this Agreement the certificate or certificates representing the Pledged Stock.

     3. Stock Powers. Concurrently with the delivery to the Pledgee of the
        ------------
certificate(s) representing the Pledged Stock, the Pledgor shall deliver undated stock powers covering such certificate(s), duly executed in blank.

     4. Representations and Warranties. The Pledgor represents and warrants
        ------------------------------
that:

          (a) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (b) the execution, delivery and performance of this Pledge Agreement by the Pledgor will not violate any provision of any applicable law or contractual obligation of the Pledgor and will not result in the creation or imposition of any lien on any of the properties or revenues of the Pledgor

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
pursuant to any applicable law or contractual obligation of the Pledgor, except as contemplated hereby.

     5. Covenants. Pledgor covenants and agrees with the Pledgee that, from and
        ---------
after the date of this Pledge Agreement until the Obligations are paid in full:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Pledgee's agent, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee, or its agent, in the exact form received, together with an undated stock power covering such certificate duly executed in blank, to be held by the Pledgee hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Corporation shall be paid over to the Pledgee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Corporation or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. Following the occurrence, and during the continuance, of an uncured Event of Default under the Loan Agreement, any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledgee, hold such money or property in trust for the Pledgee, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) except as otherwise provided in the Loan Agreement, create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement.

          (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada

                                 (702) 222-2500

          (d) Pledgor hereby authorizes Pledgee to file financing statements, amendments, continuation statements and such other documents as Pledgee may deem necessary or appropriate in connection with the security agreement granted herein.

     6. Cash Dividends; Voting Rights. Unless an event of default under the Note
        -----------------------------
shall occur and shall not be cured within fifteen (15) days after receipt by Pledgor from Pledgee of written notice of such default, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Corporation in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock.

     7. Rights of the Pledgor. If an event of default under the Note shall occur
        ---------------------
and shall not be cured within thirty (30) days after receipt by Pledgor from Pledgee of written notice of such default, (i) the Pledgee shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as it may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Corporation or otherwise and
(B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Corporation, or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Effective upon the occurrence of an uncured Event of Default under the Loan Agreement, Pledgor hereby appoints Pledgee as his attorney-in-fact and proxy for the purposes of exercising the voting rights herein granted as to the Pledged Stock.

     8. Remedies. If an event of default under the Note shall occur and shall
        --------
not be cured within thirty (30) days after receipt by Pledgor from Pledgee of written notice of such default, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (other than the notice and opportunity to cure set forth above) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), at

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Pledgee may elect, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     9. Private Sales.
        -------------

          (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner.

          (b) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable law. Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no event of default has occurred under the Note.

     10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with
         -----------------------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. The Pledgee shall not be liable for failure to demand, collect or

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500
realize upon any of the Collateral or for any delay in doing so or be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

     11. Powers Coupled with an Interest. All authorizations and agencies herein
         -------------------------------
contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

     12. Severability. Any provision of this Pledge Agreement which is
         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13. Paragraph Headings. The paragraph headings used in this Pledge
         ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     14. Waivers and Amendments; Successors and Assigns; Governing Law. None of
         -------------------------------------------------------------
the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor and the Pledgee, provided that any provision of this Pledge Agreement may be waived by the Pledgee in a letter or agreement executed by the Pledgee or by facsimile transmission from the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and its successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada.

     15. Notices. Notices by the Pledgee to the Pledgor may be given by
         -------
registered or certified mail, return receipt requested, addressed to the Pledgor, and shall be effective as of the date of receipt thereof, as follows:

         The Sands Regent
         345 N. Arlington
         Reno, Nevada  89501

     16. Termination of Agreement. When all of the Obligations have been
         ------------------------
satisfied in full, this Pledge Agreement shall terminate and the certificates evidencing the Pledged Stock and the Stock Power delivered to Pledgee by Pledgor shall be delivered over to Pledgor.

     17. Gaming Approval. Pledgor and Pledgee further agree that:
         ---------------

          a. This Pledge Agreement shall not be effective until it is approved by the Commission;

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

          b. Notwithstanding approval by the Commission pursuant to subparagraph
a. above, other approvals may be required before certain transactions relating to this Pledge Agreement may occur, including, but not limited to, the following:

                    (1) Any re-registration or action similar to re-registration of the Pledged Stock must be approved in advance by the Board in accordance with NRS 463.510 and NGC Reg Section 8A.040;

                    (2) Any foreclosure, sale, transfer, or other disposition of the Pledged Stock must be approved in advance by the Commission in accordance with NRS 463.510 and NGC Reg Sections 8A.020 and 8A.030, and shall not be effective unless so approved; and

                    (3) Pursuant to NGC Reg Section 8A.040, the payment or
               receipt of any money or other thing of value constituting any part of the consideration for the tranfer or acquisition of the Pledged Stock must be approved in advance by the Commission and the Board, except that such consideration may be placed in escrow pending the necessary approvals; and

          c. The certificates representing the Pledged Stock shall at all times remain physically within the State of Nevada at a location designated to the Board and must be made available for inspection by employees or agents of the Board immediately upon request during normal business hours.






                  [Remainder of Page Intentionally Left Blank]




     IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        THE SANDS REGENT, a Nevada corporation

                                        By:   /s/ Ferenc B. Szony
                                           --------------------------------
                                                  FERENC B. SZONY
                                                  Its: President

                                                                  "Pledgor"
                                        7

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                                        NEVADA STATE BANK

                                        By:   /s/ Kevin Sullivan
                                           --------------------------------
                                                  KEVIN SULLIVAN
                                                  Its: Senior Vice President

                                                                  "Pledgee"

                                        8

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500

                                   SCHEDULE 1
                                   ----------

(1) 12,659 shares of capital stock of Zante, Inc., evidenced by Certificate No. 37; and

(2) 100 shares of capital stock of Last Chance, Inc., evidenced by Certificate No. 1.


                                        9

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                               Las Vegas, Nevada
                                 (702) 222-2500